Exhibit 4.1
                                                                     -----------


                                 TRUST INDENTURE


                                     between


               BANDO McGLOCKLIN SMALL BUSINESS LENDING CORPORATION


                                       and


                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                                   as Trustee





                            Dated as of March 1, 2000





                                  Relating to:

                                   $8,765,000
                    Industrial Development Revenue Bond Trust
                           Weekly Variable Rate Demand
                         Certificates of Participation,
                          Series A, B, C, D, E, F and G



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                                TABLE OF CONTENTS
                                                                            Page

ARTICLE I    DEFINITIONS AND GENERAL PROVISIONS................................2
   1.01.       Definitions.....................................................2
   1.02.       Rules of Interpretation.........................................7

ARTICLE II   THE CERTIFICATES..................................................8
   2.01.       The Certificates................................................8
   2.02.       Redemption of Senior Certificates...............................9
   2.03.       Mandatory Tender of Senior Certificates........................10
   2.04.       Execution......................................................10
   2.05.       Mutilated, Lost and Destroyed Certificates.....................11
   2.06.       Partial Redemption.............................................11
   2.07.       Notice of Redemption...........................................11
   2.08.       Effect of Redemption; Cancellation.............................12
   2.09.       Registration, Transfer and Exchange of Certificates............12
   2.10.       Interest Rights Preserved; Dating of Certificates..............13
   2.11.       Persons Deemed Owners of Certificates..........................13
   2.12.       Cessation and Continuation of Interest.........................14
   2.13.       Transfer and Book-Entry System for Senior Certificates.........14
   2.14.       Purchase of Tendered Senior Certificates;
                 Senior Certificate Purchase Account..........................16
   2.15.       Purchase of Senior Certificates at Option of Owner.............17
   2.16.       Treatment of Untendered Certificates...........................19
   2.17.       Remarketing of Senior Certificates Tendered for Purchase.......19
   2.18.       Concerning the Remarketing Agent...............................20
   2.19.       Concerning the Tender Agent....................................20
   2.20.       Additional Series of Senior Certificates.......................21

ARTICLE III  FORM OF CERTIFICATES.............................................21
   3.01.       Form of Senior Certificates....................................21
   3.02.       Form of Junior Certificates....................................21
   3.03.       Additional Matters Appearing on Certificates...................21

ARTICLE IV   GENERAL COVENANTS................................................21
   4.01.       Payment of Principal and Interest..............................21
   4.02.       Right to Payments under IDRBs;
                 Instruments of Further Assurance.............................22

ARTICLE V    FUNDS AND ACCOUNTS...............................................22
   5.01.       Acquisition Funds..............................................22
   5.02.       IDRB Funds.....................................................22
   5.03.       Trustee's Maintenance of Records of
                 Payments on Certificates.....................................23
   5.04.       Trustee Reports................................................24
   5.05.       Reporting of IDRB Interest Rates and IDRB Payments.............24



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ARTICLE VI   INVESTMENTS......................................................24
   6.01.       Investments by Trustee.........................................24

ARTICLE VII  DISCHARGE OF LIEN................................................24
   7.01.       Conditions for Discharge.......................................24
   7.02.       Payment of Certificates........................................25
   7.03.       Cancellation of Surrendered Senior Certificates................26

ARTICLE VIII DEFAULT PROVISIONS AND REMEDIES OF TRUSTEE AND
               OWNERS OF SENIOR CERTIFICATES..................................26
   8.01.       Events of Default..............................................26
   8.02.       Acceleration...................................................27
   8.03.       Other Remedies; Rights of Owners of Senior Certificates........28
   8.04.       Direction of Proceedings by Owners of Senior Certificates......29
   8.05.       Waiver of Stay or Extension Laws...............................30
   8.06.       Application of Moneys..........................................30
   8.07.       Remedies Vested in Trustee.....................................31
   8.08.       Rights and Remedies of Owners of Senior Certificates...........31
   8.09.       Termination of Proceedings.....................................32
   8.10.       Waiver of Events of Default....................................32
   8.11.       Draws Under Letter of Credit...................................32
   8.12.       Substitute Letter of Credit....................................34
   8.13.       Concerning the Letter of Credit................................34

ARTICLE IX   THE TRUSTEE......................................................35
   9.01.       Acceptance of the Trustee......................................35
   9.02.       Fees, Charges and Expenses of the Trustee......................37
   9.03.       Notice to Owners of Certificates if Default Occurs.............37
   9.04.       Intervention by Trustee........................................38
   9.05.       Successor Trustee..............................................38
   9.06.       Resignation by the Trustee.....................................38
   9.07.       Removal of Trustee.............................................38
   9.08.       Appointment of the Successor Trustee by the Owners
                 of Certificates; Temporary Trustee...........................38
   9.09.       Concerning any Successor Trustees..............................39
   9.10.       Trustee Protected in Relying Upon Resolutions, Etc.............39
   9.11.       Successor Trustee as Custodian of Funds........................39

ARTICLE X    SUPPLEMENTAL INDENTURES..........................................39
   10.01.      Supplemental Indentures Not Requiring Consent of
                 Owners of Certificates.......................................39
   10.02.      Supplemental Indentures Requiring Consent of Owners
                 of Senior Certificates.......................................40
   10.03.      Supplemental Indentures Requiring Consent of Owners
                 of Junior Certificates.......................................41



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   10.04.      Effect of Supplemental Indentures..............................41
   10.05.      Consent of BMSBLC and Bank.....................................42
   10.06.      Rights of Trustee..............................................42

ARTICLE XI   AMENDMENT OF LOAN AGREEMENT OR LETTER OF CREDIT..................42
   11.01.      Amendments, Etc. to Letter of Credit Not Requiring
                 Consent of Owners of Senior Certificates.....................42
   11.02.      Amendments, Etc. to Letter of Credit Requiring
                 Consent of Owners of Senior Certificates.....................42
   11.03.      Consent of Trustee and BMSBLC..................................43
   11.04.      Consent of Bank................................................43

ARTICLE XII  MISCELLANEOUS....................................................43
   12.01.      Consent, Etc. of Owners of Certificates........................43
   12.02.      Limitation of Rights...........................................44
   12.03.      Severability...................................................44
   12.04.      Notices........................................................44
   12.05.      Counterparts...................................................45
   12.06.      Third-Party Beneficiary........................................45

EXHIBITS

Exhibit A - Form of Senior Certificate...............................Exhibit A-1
Exhibit B - Form of Junior Certificate...............................Exhibit B-1
Exhibit C - Form of Notice of Mandatory Tender Date..................Exhibit C-1
Exhibit D - Form of Tender Notice....................................Exhibit D-1

SERIES SUPPLEMENTS

Series A -    Village of Grafton, Wisconsin, Industrial
                Development Revenue Bonds, Series 1996
                (Calibre, Inc. Project)...............................Series A-1
Series B -    City of Mequon, Wisconsin, Industrial
                Development Revenue Bonds, Series 1996
                (SPI Lighting, Inc. Project)..........................Series B-1
Series C -    City of Waukesha, Wisconsin, Industrial
                Development Revenue Bonds, Series 1996
                (Hydro-Thermal Corporation Project)...................Series C-1
Series D -    Village of Menomonee Falls, Wisconsin, Industrial
                Development Revenue Bonds, Series 1996 (Becker
                Machine Co., Inc. Project)............................Series D-1
Series E -    Village of Johnson Creek, Wisconsin, Industrial
                Development Revenue Bonds, Series 1995 (Saelens
                Corporation Project)..................................Series E-1
Series F -    Village of Grafton, Wisconsin, Industrial
                Development Revenue Bonds, Series 1995
                (Calibre, Inc. Project)...............................Series F-1
Series G -    City of New Berlin, Wisconsin, Industrial
                Development Revenue Bonds, Series 1996 (Toolrite
                Manufacturing Co., Inc. Project)......................Series G-1

                                   $8,765,000
                    Industrial Development Revenue Bond Trust
                           Weekly Variable Rate Demand
                         Certificates of Participation,
                          Series A, B, C, D, E, F and G


                                 TRUST INDENTURE


          THIS TRUST INDENTURE, dated as of March 1, 2000, is between BANDO McGLOCKLIN SMALL BUSINESS LENDING CORPORATION, a Wisconsin corporation ("BMSBLC"), and FIRSTAR BANK, NATIONAL ASSOCIATION, Milwaukee, Wisconsin, as Trustee (the "Trustee").

                              W I T N E S S E T H:

          WHEREAS, BMSBLC is the current owner of all of the bonds outstanding of several issues of industrial development revenue bonds ("IDRBs") issued by several Wisconsin municipalities, which IDRBs are described in the Series Supplements attached hereto; and

          WHEREAS, BMSBLC desires to create several partnerships, each corresponding to a Series of IDRBs, in the form of a trust, under which Owners of Senior Certificates will participate, on a senior, prior basis, in the payments of principal of and interest on such IDRBs, and the Owners of Junior Certificates will participate on a junior, subordinate basis therein;

          NOW, THEREFORE, BMSBLC, in consideration of the premises and the acceptance by the Trustee of the trusts hereby created and the purchase and acceptance of the Certificates by the Owners thereof, in order to secure the payment of the principal of and interest on the Certificates according to their tenor and effect and, on a subordinate basis thereto, to secure the obligations owed to the Bank (defined herein) under the Credit Agreement (defined herein), does hereby grant, bargain, sell, convey, confirm, transfer in trust, assign, pledge and grant a security interest in all rights, interest and privilege of BMSBLC in, to and under the IDRBs to the Trustee, and to its successors in trust, and to them and their assigns, forever, including, but not limited to, all revenues and income received by the Trustee relating to such IDRBs, and all proceeds of such revenues and income, all of which are hereby expressly assigned to the Trustee, subject to the rights of the Bank, for deposit in trust accounts in accordance with Article V hereof, and all proceeds from any property described above, and any and all other property of every name and nature from time to time hereafter by delivery or by writing of any kind conveyed, mortgaged, pledged, assigned or transferred as or for additional security hereunder by BMSBLC or by any issuer or trustee or anyone acting on their behalf, to the Trustee, which is hereby authorized to receive any and all such property at any and all times and to hold and apply the same subject to the terms hereof;

          TO HAVE AND TO HOLD all the same with all privileges and appurtenances hereby conveyed and assigned, or agreed or intended so to be, to the Trustee and its successors in said trust and to them and their assigns forever;

          IN TRUST NEVERTHELESS, upon the terms and trusts herein set forth for the benefit, security and protection of all Owners of Certificates issued under and secured by this Trust Indenture, without privilege, priority or distinction as to lien or otherwise, except as otherwise expressly provided herein, and, on a subordinate basis thereto, to secure the Bank as described above, BMSBLC and the Trustee mutually covenant and agree for the equal and proportionate benefit of all Owners of Certificates as follows:

                                    ARTICLE I

                       DEFINITIONS AND GENERAL PROVISIONS

          Section 1.01. Definitions. Capitalized terms in this Trust Indenture shall have the following respective meanings unless the context clearly requires otherwise:

          Authorized Denomination of Senior Certificates: $5,000 or any integral multiple thereof.

          Bank: Firstar Bank, National Association, Cincinnati, Ohio, or the provider of any Substitute Letter of Credit.

          Bank Purchase Date: the date of purchase of all of the Senior Certificates of a Series by the Bank as provided in Section 8.02 of this Trust Indenture.

          Beneficial Owner: the actual purchaser of a Senior Certificate.

          Beneficial Ownership Interest: the ownership interest in a Senior Certificate of a Beneficial Owner.

          BMSBLC:  Bando  McGlocklin  Small  Business  Lending  Corporation,   a
Wisconsin corporation, its successors and assigns.

          Bond Counsel and Special Counsel: counsel whose legal and tax opinion on bond issues is nationally recognized; initially, Michael Best & Friedrich LLP.

          Business Day: any day other than a Saturday, Sunday or other day on which commercial banks in the city in which the principal office of the Trustee or the Bank is located are required or authorized by law or executive order to remain closed or other day on which the New York Stock Exchange is not open for business.

          Cap Rate: the lesser of 10%, or the interest rate payable on the applicable IDRB minus 0.1%.

          Certificates: the Industrial Development Revenue Bond Trust Weekly Variable Rate Demand Certificates of Participation of one or more Series, authorized under this Trust Indenture to be issued in the form of Senior Certificates and a Junior Certificate for each Series.

          Certificate Register: the register maintained by the Trustee pursuant to Section 2.09 hereof.

          Closing Date: the date on which the Senior Certificates of a Series will be delivered to the Underwriter, and the corresponding Junior Certificate will be delivered to BMSBLC, in exchange for payment for them.

          Code: the Internal Revenue Code of 1986, as amended, and any related regulations.

          Continuing Disclosure Agreement: the Continuing Disclosure Agreement dated the date hereof between the Trustee and BMSBLC, and any amendments or supplements thereto made in accordance with the provisions hereof.

          Counsel: an attorney acceptable to the Trustee, duly admitted to practice law before the highest court of Wisconsin, which may include BMSBLC's counsel or Bond Counsel.

          Credit Agreement: the Amended and Restated Credit Agreement dated as of April 30, 1999, as supplemented by a First Amendment to Amended and Restated Credit Agreement, and as amended from time to time, among BMSBLC, the financial institutions party thereto and the Bank, as agent for such financial institutions, pursuant to which the Bank will issue the Letter of Credit, or any similar agreement between BMSBLC and the Bank, and all amendments, supplements, changes and modifications thereto.

          Determination of Taxability: any issuance of a statutory notice of deficiency by the Internal Revenue Service, or a ruling of the National Office or any District Office of the Internal Revenue Service, or a final decision of a court of competent jurisdiction, or a regulation or revenue ruling issued by the Internal Revenue Service, after the period, if any, for contest or appeal by the taxpayer of such action, ruling or decision has expired without any such contest or appeal having been properly instituted by the taxpayer, or delivery to the Trustee by Bond Counsel of an opinion which holds or declares in effect that the interest payable on any IDRB or the corresponding Series of Senior Certificates is includable for federal income tax purposes in the gross income of the Owners of such Senior Certificates.

          Eligible Funds: (i) all amounts (including investment earnings) in the Letter of Credit Account, (ii) amounts in the IDRB Payments Account which have been held for the Minimum Holding Period, (iii) investment earnings on amounts in the IDRB Payments Account which have been held for a Minimum Holding Period, and (iv) any other moneys which are not recoverable from Owners of Senior Certificates as a transfer avoidable as a preference in the event a petition is filed under the United States Bankruptcy Code with respect to an IDRB Borrower or IDRB Issuer as debtor, as applicable, or in the event of a filing of a petition with respect to an IDRB Borrower or IDRB Issuer, as applicable, under any existing bankruptcy, insolvency or similar law of the State of Wisconsin relating to the enforcement of the rights of creditors and the relief of debtors.

          Event of Default: any of the events described as such in Section 8.01 hereof.

          Government Obligations: investments listed in (a) and (b) of Qualified Investments.

          IDRB Bond  Agreement:  the Bond  Agreement  creating  an IDRB and IDRB
Loan.

          IDRB Borrower: the borrower of the proceeds of an IDRB.

          IDRB Collateral: the collateral securing payment by an IDRB Borrower of an IDRB Loan under an IDRB Bond Agreement, as described in a Series Supplement.

          IDRB Fund: a Trust Fund created in Section 5.02 hereof.

          IDRB Issuer: a municipal issuer of an IDRB.

          IDRB Loan: the loan of IDRB proceeds to an IDRB Borrower.

          IDRB Payments: all payments and prepayments derived from an IDRB.

          IDRB Payments Account: the IDRB Payments Account within an IDRB Fund.

          IDRB Rate: the weighted average of interest rate(s) applicable to an IDRB.

          Interest Payment Date: the first day of each month, commencing April 1, 2000.

          Junior Certificate: the Junior Certificate of each Series, which shall be junior and subordinate to the Senior Certificates of that Series.

          Letter of Credit: the irrevocable direct-pay liquidity letter of credit issued by the Bank, in favor of the Trustee, to be dated on or prior to the Closing Date and any extension thereof or any Substitute Letter of Credit.

          Letter of Credit Account: the Letter of Credit Account within an IDRB Fund.

          Letter of Credit Expiration Date: the stated expiry of a Letter of Credit in accordance with the terms thereof.

          Letter of Credit Substitution Date: each date designated as such in accordance with Section 8.12 of this Trust Indenture.

          Mandatory Tender Date: for Senior Certificates, (i) each Redemption Date established by the Trustee pursuant to Sections 2.02 and 2.07, and (ii) the Letter of Credit Substitution Date (but only if the Substitute Letter of Credit is provided by a financial institution other than the provider of the existing Letter of Credit); and for Junior Certificates, the mandatory tender date for the last Outstanding Senior Certificate of the applicable Series.

          Maturity Date: as to each Series of Certificates, the final maturity set forth in the corresponding Series Supplement.

          Minimum Holding Period: means a period of 125 days during which (i) the Trustee holds amounts in an IDRB Payments Account, and (ii) no petition in bankruptcy is filed by or against the IDRB Borrower or the IDRB Issuer, as applicable, as debtor under the federal bankruptcy laws, and no other proceedings are commenced with respect to the IDRB Borrower or the IDRB Issuer, as applicable, as debtor under other applicable bankruptcy, reorganization or insolvency laws.

          Odd-Lots Subaccount: a subaccount created in Section 5.02(g) hereof.

          Opinion of Counsel: a written opinion of Counsel.

          Original Issue Date: the Closing Date for each Series.

          Outstanding: when used with reference to a Series of Senior Certificates or portions thereof, as of the date of determination, all the Senior Certificates of that Series delivered under this Trust Indenture, except:

          (a) Senior  Certificates  theretofore  canceled   by  the  Trustee  or
delivered to the Trustee canceled or for cancellation.

          (b) Senior Certificates or portions thereof deemed paid in accordance with the provisions of Section 7.02 hereof; and

          (c) Senior Certificates in lieu of which other Senior Certificates shall have been delivered pursuant to this Trust Indenture. In determining whether the Owners of the requisite principal amount of Outstanding Senior Certificates or portions thereof have given any request, demand, authorization, direction, notice, consent or waiver under this Trust Indenture, Senior Certificates owned by BMSBLC or any related person shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon such request, demand, authorization, direction, notice, consent or waiver, only Senior Certificates which the Trustee knows to be so owned shall be disregarded.

          Owner: the registered owner of any of the Certificates.

          Person:  any  individual,  corporation,  partnership,  joint  venture,
association,   joint  stock  company,  trust,   unincorporated  organization  or
government or any agency or political subdivision thereof.

          Pledged Senior  Certificates:  the meaning attributed to it in Section
2.14 hereof.

          Project: as to each IDRB, the Project described in the corresponding Series Supplement.

          Purchase Agreement: the agreement among BMSBLC and the Underwriter providing, among other things, the terms of the purchase and sale of the Senior Certificates.

          Qualified Investments: any of the following:

          (a) Direct general obligations of the United States of America;

          (b) Obligations the payment of the principal of and interest on which is unconditionally guaranteed by the United States of America;

          (c) Bonds, debentures, participation certificates or notes issued by any of the following: Banks for Cooperatives, Federal Financing Bank, Federal Home Loan Banks, Federal Intermediate Credit Banks, Student Loan Marketing Association, or any other agency or corporation which has been or may hereafter be created by or pursuant to a statute of the Congress of the United States of America as an agency or instrumentality thereof;

          (d) Certificates of deposit or time deposits or other interest-bearing accounts with any banking or savings institution (including the Trustee or any banking institution with which the Trustee is affiliated) which deposits are fully insured by the FDIC;

          (e) Repurchase agreements (including repurchase agreements with the Trustee or any banking institution with which the Trustee is affiliated) which are secured by obligations described in subsections (a) or (b) above;

          (f) Commercial paper which has been classified for rating purposes by Moody's Investors Service as "Prime-1," or by Standard & Poor's Ratings Services as "A-1";

          (g) Municipal obligations which have been classified for rating purposes by Moody's Investors Service or Standard & Poor's Ratings Services as "A" or higher, and the interest on which is exempt from inclusion in gross income for federal income tax purposes;

          (h) A pooled or collective investment or trust fund of the Trustee or mutual fund which consists solely of investments permitted under (a) through
(g), above; or

          (i) Any investments consented to by the Bank.

          Redemption Date: the date upon which any Senior Certificate is to be redeemed prior to maturity.

          Redemption Price: the price at which any Senior Certificate is to be redeemed in accordance with this Trust Indenture, 100% of the outstanding principal balance plus accrued interest.

          Remarketing Agent: Robert W. Baird & Co. Incorporated, Milwaukee, Wisconsin, and any successor institution serving as Remarketing Agent pursuant to Section 2.18 of this Trust Indenture.

          Securities Depository: The Depository Trust Company, New York, New York, or any successor or substitute securities depository under Section 2.13 of this Trust Indenture.

          Senior Certificates: the Senior Certificates of a Series, which shall be senior and prior to the Junior Certificate of that Series.

          Senior Certificate Purchase Account: the Senior Certificate Purchase Account within an IDRB Fund.

          Series: a series of Certificates corresponding to an IDRB, as further described and authorized in a Series Supplement. A Series shall be comprised of a Junior Certificate and the Senior Certificates of that Series. Reference to a "Series of Senior Certificates" shall mean only the Senior Certificates of the applicable Series.

          Substitute  Letter of Credit:  the  meaning  assigned  to such term in
Section 8.12 of this Trust Indenture.

          Tender  Agent:   Firstar  Bank,   National   Association,   Milwaukee,
Wisconsin, or its successor as Tender Agent hereunder.

          Tendered  Senior  Certificates:   Senior  Certificates  or  beneficial
ownership interest therein tendered or required to be tendered for purchase in accordance with Section 2.14 of this Trust Indenture.

          Tender Date: a Mandatory Tender Date or the date a Senior Certificate is tendered for purchase at the option of the Owner or Beneficial Owner thereof pursuant to Section 2.15 of this Trust Indenture.

          Tender Notice: the notice from a Senior Certificate Owner described in
Section 2.15 of this Trust Indenture, the form of which is attached hereto as Exhibit D.

          Trustee: Firstar Bank, National Association, Milwaukee, Wisconsin, and any successor trustee appointed, qualified and acting as such under the provisions of this Trust Indenture.

          Trust Estate: the interests in property described in the Granting Clauses of this Trust Indenture.

          Trust  Funds:  the  trust  funds  created  in  Article  V  hereof  and
designated  the   Acquisition   Fund  and  an  IDRB  Fund  for  each  Series  of
Certificates.

          Trust Indenture: this Trust Indenture, together with any supplement or amendment hereto entered into pursuant to the applicable provisions hereof.

          Underwriter: Robert W. Baird & Co. Incorporated, Milwaukee, Wisconsin.

          Untendered Senior Certificates: Senior Certificates or beneficial ownership interests therein which are required to be tendered for purchase in accordance with the provisions of Section 2.14 of this Trust Indenture but which in fact are not delivered to the Trustee or the Tender Agent on or before the applicable purchase date.

          Weekly Variable Rate: the interest rate on the Senior Certificates determined by the Remarketing Agent on each Wednesday (or the preceding Business Day if a Wednesday is not a Business Day) for the week beginning on the Thursday following the date of determination (whether or not a Business Day) and ending on the immediately following Wednesday (whether or not a Business Day) as the rate necessary (but not greater than the Cap Rate) to effect a sale of the Senior Certificates at par on the immediately succeeding Thursday.

          Section 1.02. Rules of Interpretation.

          (a) This Trust Indenture shall be interpreted in accordance with and governed by the laws of the State of Wisconsin;

          (b) The words "herein," "hereof" and "hereunder," and words of similar import, without reference to any particular section or subsection, refer to this Trust Indenture as a whole rather than to any particular section or subsection hereof;

          (c) The headings of articles and sections herein are for convenience only and shall not affect the construction hereof;

          (d) Unless the context hereof clearly requires otherwise, the singular shall include the plural and vice versa, and the masculine shall include the feminine and vice versa; and

          (e) All accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and all computations provided for herein shall be made in accordance with generally accepted accounting principles.

                                   ARTICLE II

                                THE CERTIFICATES

          Section 2.01.  The  Certificates.

          (a) There are hereby created one or more Series of Certificates entitled "Industrial Development Revenue Bond Trust Weekly Variable Rate Demand Certificates of Participation." Each Series of Certificates shall be a separate partnership made up of the Owners of the Certificates of that Series. Each Series of Certificates shall be designated by series as shown in the Series Supplements attached hereto. The Certificates of a Series shall be in the aggregate principal amount of the aggregate outstanding principal amount of the related IDRB. The Senior Certificates of a Series shall be in the aggregate principal amount equal to the closest lesser amount to the outstanding principal amount of the related IDRB that is divisible by $5,000. The Junior Certificate of a Series shall be in the principal amount of the aggregate outstanding principal amount of the related IDRB less the aggregate principal amount of the Senior Certificates of that Series. The Certificates shall be issued as fully registered certificates both as to principal and interest without coupons, payable as set forth in the form of Senior Certificates and Junior Certificates described in Article III hereof and set forth in Exhibits A and B, respectively, attached hereto. The Senior Certificates shall be numbered R-1 and upwards. The Certificates shall be initially dated the Closing Date for that Series, and upon transfer, exchange or if delivered in lieu of any other Certificate, be dated thereafter as provided in Section 2.09 hereof. The Senior Certificates shall be in Authorized Denominations. There shall be only one Junior Certificate of a Series. The Certificates shall be payable as to principal and interest by check or draft mailed by the Trustee to the Certificate Owner at the address shown on the Certificate Register. Owners of at least $1,000,000 principal amount of Senior Certificates or the Securities Depository may elect to have their interest paid by wire transfer of immediately available funds. The Certificates shall be subject to redemption prior to maturity upon the terms and conditions and at the prices set forth herein.

          (b) The Senior Certificates will bear interest as follows. For the period from the Closing Date through Wednesday of the immediately following week, the Senior Certificates will bear interest at the rate established in the Purchase Agreement. Thereafter, and until the Maturity Date of the Senior Certificates, the Senior Certificates shall bear interest from the Thursday of a week, to and including the Wednesday of the next week, at the Weekly Variable Rate. If the Remarketing Agent fails to establish a Weekly Variable Rate, the Senior Certificates shall bear interest for the immediately succeeding week at the same rate as the immediately preceding week. The Trustee shall confirm the interest rate on the Senior Certificates from time to time in effect by telephone (confirmed in writing if requested). The determination of the

Weekly Variable Rate shall be conclusive and binding on BMSBLC, the Trustee, the Tender Agent, the Remarketing Agent, the Bank, the Owners from time to time of the Senior Certificates and the Owners of the Junior Certificates. Interest shall accrue from the scheduled date of any payment until the business day on which such payment is made.

          (c) Interest on the Senior Certificates shall be payable (i) on each Interest Payment Date, (ii) on each Mandatory Tender Date, and (iii) as to particular Senior Certificates, on the Redemption Date thereof.

          (d) Interest on the Senior Certificates shall be calculated on the basis of a 365/366-day year. Overdue principal shall bear interest at the same rate as was borne by the Senior Certificates on the due date of the payment that is delinquent.

          (e) The Owner of a Junior Certificate will be entitled, on each Interest Payment Date, to all amounts in the corresponding IDRB Fund, less (i) principal and interest payable to Owners of the corresponding Senior Certificates, (ii) the "odd lot" principal amount (if any) retained by the Trustee (as described in Section 5.02(g) hereof), and (iii) all amounts payable to the Bank and the Trustee relating to that Series. The rights of the Owner of a Junior Certificate to any payments are junior and subordinate to the rights of the Owners of Senior Certificates.

          Section   2.02.   Redemption  of  Senior   Certificates.   The  Senior
Certificates may not be called for redemption prior to maturity, except as provided below.

          (a) Mandatory Redemption Upon Payment or Prepayment of IDRBs. Senior Certificates of a Series are subject to mandatory redemption prior to stated maturity, in whole or in part, in integral multiples of $5,000, on any Business Day, as a result of any payment or prepayment of the corresponding IDRB under the terms of the corresponding IDRB Bond Agreement. Principal on the IDRBs may be paid or prepaid as a result of the following:

              (i) Scheduled Payments of Principal. The IDRBs are subject to scheduled payments of principal, whether by stated maturity payments or sinking fund installments, as described in the Series Supplements.

              (ii) Optional Redemption. The IDRBs are subject to optional redemption at the option and direction of the IDRB Borrowers, as described in the Series Supplements.

              (iii) Extraordinary Redemption. The IDRBs are subject to mandatory redemption, in whole but not in part, at any time following a casualty loss or other extraordinary event that shall destroy or substantially damage the project financed by an IDRB or make it impossible to operate such project for a period of six months or more, as described in the Series Supplements.

          (b) Mandatory Redemption Upon IDRB Payment Default. Senior Certificates of a Series are subject to mandatory redemption, in whole but not in part, if a default shall be made in the due and punctual payment of the purchase price or principal of or interest on the corresponding IDRB, and such default shall have continued for a period of 45 days.

          (c) Mandatory Redemption Upon Direction of the Bank. The Bank may at any time certify to the Trustee that an Event of Default has occurred under the Credit Agreement, and demand an acceleration of one or more Series of the Senior Certificates.

          (d) Mandatory Redemption Prior to Expiration of Letter of Credit. The Senior Certificates shall be subject to mandatory redemption, in whole but not in part, 15 days prior to the expiration date of the Letter of Credit then in effect, unless an acceptable extension to or replacement of the Letter of Credit then in effect, meeting the requirements of Sections 8.12 and 8.13 of this Trust Indenture, shall have been delivered to the Trustee at least 45 days prior to the expiration date of the Letter of Credit then in effect. Notwithstanding the foregoing, if the Substitute Letter of Credit is from a bank other than the provider of the then-existing Letter of Credit, then the Senior Certificates shall be subject to mandatory tender on the Substitution Date. The redemption price in any such event shall be 100% of the principal amount of the Senior Certificates so redeemed, plus accrued interest to the redemption date, without premium.

          (e) Mandatory Redemption Upon Determination of Taxability of IDRB. The Senior Certificates shall be subject to mandatory redemption, by Series, in whole in the event that a determination has been made that interest on the IDRB will not be excluded from inclusion in gross income of the owners of the IDRB, as described in the Series Supplements. The redemption price of the Senior Certificates upon a Determination of Taxability is 100% of the principal amount of Senior Certificates so redeemed, plus accrued interest to the redemption date. No tax redemption premium is to be paid to any Senior Certificate Owner, regardless of the provisions, if any, relating to a tax redemption premium that may be contained in the applicable IDRB Bond Agreement. The Letter of Credit does not cover any tax redemption premium, and Senior Certificate Owners have no recourse to any IDRB Borrower, the Trustee or to BMSBLC for the payment of any tax redemption premium.

          (f) Mandatory Redemption Upon Determination of Taxability of Senior Certificates. The Senior Certificates shall be subject to mandatory redemption, by Series, in whole but not in part, upon a Determination of Taxability relating to such Series.

          Section 2.03. Mandatory Tender of Senior Certificates. Each Senior Certificate Owner or Beneficial Owner (except the Owner or Beneficial Owner of Pledged Senior Certificates) must tender its Senior Certificates to the Trustee or the Tender Agent on or before the Mandatory Tender Date for redemption or purchase in accordance with this Trust Indenture on the Mandatory Tender Date. The purchase price shall be equal to 100% of the principal amount plus accrued interest, if any, to the date of purchase.

          Section 2.04. Execution. The Certificates shall be executed by the manual or facsimile signatures of authorized officers of the Trustee and sealed with the impress or facsimile of the corporate seal of the Trustee. In case any officer whose signature shall appear on the Certificates shall cease to be such officer before the delivery of the Certificates, such signature shall nevertheless be valid and sufficient for all purposes, the same as if (s)he had remained in office until delivery.

          Section 2.05. Mutilated, Lost and Destroyed Certificates. In case any Certificate shall become mutilated or be destroyed or lost, the Trustee may deliver a new Certificate of like

Series, amount, number, maturity date and tenor in exchange and substitution for and upon cancellation of such mutilated Certificate, or in lieu of and in substitution for such Certificate, if any, destroyed or lost, upon paying by the Certificate Owner of the reasonable expenses and charges of the Trustee in connection therewith and, in case of a Certificate destroyed or lost, filing by the Certificate Owner with the Trustee evidence satisfactory to it that such Certificate was destroyed or lost, and of the Certificate Owner's ownership thereof, and furnishing the Trustee with satisfactory indemnity. If the mutilated, destroyed or lost Certificate has already matured or been called for redemption in accordance with its terms, it shall not be necessary to issue a new Certificate prior to payment.

          Section 2.06. Partial Redemption. If Senior Certificates of a Series are redeemed in part, the particular Senior Certificates of that Series or portions thereof to be redeemed shall be selected by the Trustee by lot or by such other random means as the Trustee shall determine in its discretion. Any Senior Certificate to be redeemed only in part shall be surrendered by the Owner thereof and the Trustee shall deliver to such Owner a new Senior Certificate of any authorized denomination requested by such Owner in an aggregate principal amount equal to the unredeemed portion of the Senior Certificate so surrendered. Senior Certificates of denominations greater than $5,000 may be called for redemption in part, but only in multiples of $5,000. The Trustee shall notify the Bank of any partial redemption and shall deliver to the Bank the proper documentation to reduce the size of the Letter of Credit.

          Section 2.07. Notice of Redemption. Notice of redemption shall be mailed by the Trustee first-class mail, postage prepaid, not less than 30 and no more than 60 days before the Redemption Date to the Bank and to each affected Certificate Owner at the last address appearing on the Certificate Register; except upon the declaration of the principal of all Senior Certificates of a Series then Outstanding immediately due and payable under Section 8.02 hereof as a result of an Event of Default or upon the occurrence of a Determination of Taxability, in which case notice of redemption hereunder shall be mailed to Owners of Senior Certificates of a Series within five days of an acceleration of the Senior Certificates related to such Event of Default or Determination of Taxability which notice shall establish a redemption date not more than 14 days after such acceleration or Determination of Taxability. In no event, however, shall such notice of redemption establish a redemption date later than one day prior to the date on which the Letter of Credit would cease to be in an amount sufficient to pay the principal of the Senior Certificates redeemed together with interest accrued through the redemption date. Failure to give any such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any other Certificate. All notices of redemption shall (i) identify the Certificates to be redeemed by name, Series, CUSIP number, date of issue, interest rate, maturity date and any other descriptive information the Trustee deems desirable to identify accurately the Certificates to be redeemed and, if only a portion of some Certificates will be redeemed, their certificate numbers and the principal amount to be redeemed;
(ii) identify the Redemption Date; (iii) state the Redemption Price; (iv) state that interest on the Certificates or the portions of them called for redemption will stop accruing from the Redemption Date if funds sufficient for their redemption and available for that purpose are on deposit with the Trustee on the Redemption Date; and (v) state that payment for the Certificates will be made on the Redemption Date at the principal trust office of the Trustee during normal business hours upon the surrender of the Certificates to be redeemed in whole or in part. If less than all Outstanding Senior Certificates are to be redeemed, the Senior Certificates to be redeemed shall be identified by reference to the Series designation, date of issue, serial numbers, maturity dates and, in the case of Senior Certificates to be redeemed in part only, the portion thereof to be redeemed. The Trustee also agrees that a copy of each redemption notice will also be sent, by registered or certified mail, to the registered securities depositories and national information services that disseminate redemption notices as the Trustee determines to be customary or appropriate.

          Section 2.08. Effect of Redemption; Cancellation. Prior to or on the date fixed for redemption, Eligible Funds shall be deposited with the Trustee to pay, and the Trustee is hereby authorized and directed to apply such funds to the payment of, the Senior Certificates or portions thereof called, together with accrued interest thereon to the Redemption Date. Notice of redemption having been given in accordance with Section 2.07 hereof and the deposit of Eligible Funds for redemption having been made, (i) the Senior Certificates or portions thereof so to be redeemed shall be due and payable on the Redemption Date and at the Redemption Price specified in the notice of redemption, and on and after such date such Senior Certificates or portions thereof shall cease to bear interest; (ii) such Senior Certificates or portions thereof shall cease to be entitled to any lien, benefit or security under this Trust Indenture; and
(iii) the Owners of Senior Certificates shall have no rights in respect thereof except to receive payment of the Redemption Price thereof.

          Section 2.09. Registration, Transfer and Exchange of Certificates.

          (a) The Trustee will cause to be kept at the principal corporate trust office of the Trustee a Certificate Register in which, subject to such reasonable regulations as the Trustee may prescribe, the Trustee shall provide for the registration of Certificates and the registration of transfers of Certificates entitled to be transferred as herein provided;

          (b) Upon surrender for transfer of any Certificate, the Trustee shall deliver, in the name of the designated transferee or transferees, one or more new Certificates, as requested by the transferor of the same Series, of an authorized principal amount, of a like aggregate unpaid principal amount, of like payment dates, of the same maturity and bearing interest at the same rate;

          (c) At the option of the Certificate Owner, Certificates may be exchanged for Certificates of any authorized denominations with any authorized payments, of a like aggregate unpaid principal amount and maturing on the same dates upon surrender of the Certificates to be exchanged at the office of the Trustee and upon payment, if the Trustee shall so require, of the charges hereinafter provided. Whenever any Certificates are so surrendered for exchange, the Trustee shall deliver the Certificates which the Certificate Owner making the exchange is entitled to receive;

          (d) All  Certificates  surrendered  upon   any  exchange  or  transfer
provided for in this Trust Indenture shall be promptly cancelled by the Trustee and thereafter disposed of;

          (e) All Certificates issued in exchange for or upon transfer of Certificates shall evidence the same debt and entitled to the same benefits under this Trust Indenture as the Certificates surrendered for such exchange or transfer;

          (f) Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed or be accompanied by a written instrument of transfer, in form satisfactory to the Trustee, duly executed by the Owner thereof or his attorney duly authorized in writing;

          (g) The Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates, other than exchanges expressly provided in this Trust Indenture to be made without expense or without charge to Owners of Certificates;

          (h) The Trustee shall not be required to transfer or exchange any Certificate (i) after receipt by the Trustee of a tender for purchase by the Certificate Owner (as provided in Section 2.15 of this Trust Indenture) with respect thereto and through the corresponding Tender Date, (ii) after the Trustee has given notice of a Mandatory Tender Date and through the Mandatory Tender Date, (iii) during the 15 days next preceding the mailing of any redemption notice, or (iv) after such Certificate has been selected for redemption; and

          (i) No Certificate or any rights to interest therein may be registered to bearer, and all Certificates must be fully registered.

          Section 2.10. Interest Rights Preserved; Dating of Certificates. Each Certificate delivered upon transfer of or in exchange for or in lieu of any other Certificate shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Certificate, and each such Certificate shall be so dated that neither gain nor loss in interest shall result from such transfer, exchange or substitution. Each Certificate shall be dated by the Trustee as of the last preceding Interest Payment Date to which interest on the Certificate has been paid or made available for payment. Prior to the first Interest Payment Date after the Original Issue Date, such Certificate shall be dated as of the Original Issue Date.

          Section 2.11. Persons Deemed Owners of Certificates. The Trustee may treat the person in whose name any Certificate is registered (with respect to the payment of interest as of the immediately preceding Business Day) as the Owner of such Certificate for the purpose of receiving payment of principal of and interest on such Certificate and for all other purposes whatsoever, whether or not such Certificate be overdue, and the Trustee shall not be affected by notice to the contrary.

          Section 2.12. Cessation and Continuation of Interest.

          (a) Interest on each Certificate shall cease on its paid principal balance on its stated maturity dates or on any prior date on which the Certificate or the pertinent portion thereof shall have been duly called for redemption as herein provided, provided that Eligible Funds sufficient for the payment thereof with accrued interest have been deposited with the Trustee on or before the stated maturity or Redemption Date, as the case may be, and, in the case of redemption, that the requirements of Sections 2.07 and 2.08 hereof have been complied with, or shall cease on any date after its stated maturity or stated maturities on which such deposit has been made, including accrued interest to the date of deposit, and the Certificate Owner shall have no further rights with respect to the Certificates or portions thereof under this Trust Indenture except to receive the payment so deposited.

          (b) In any case where the date of maturity of interest on or principal of the Certificates, the date fixed for purchase of any Certificates or the date fixed for redemption of any Certificates shall be in the city in which the Trustee's principal office is located or any city in which any alternative paying agent is located is not a Business Day, the payment of principal and interest need not be made on such date in such city but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date and prior to the date of payment as aforesaid.

          Section 2.13. Transfer and Book-Entry System for Senior Certificates.

          (a) Each Series of Senior Certificates will be issued as a single Senior Certificate in the name of The Depository Trust Company, New York, New York (the "Securities Depository"), or its nominee, which will act as depository for the Senior Certificates. During the term of the Senior Certificates, ownership and subsequent transfers of ownership will be reflected by book entry on the records of the Securities Depository and those financial institutions for whom the Securities Depository effects book-entry transfers (collectively, the "Participants"). No person for whom a Participant has an interest in Senior Certificates (a "Beneficial Owner") shall receive a certificate representing its interest in the Senior Certificates except in the event that the Securities Depository or BMSBLC shall determine, at its option, to terminate the book-entry system described in this Section. Payment of principal of, and interest on, the Senior Certificates will be made by the Trustee to the Securities Depository, which will in turn remit such payment of principal and interest to its Participants, which will in turn remit such principal and interest to the Beneficial Owners of the Senior Certificates until and unless the Securities Depository or BMSBLC elects to terminate the book-entry system, whereupon BMSBLC shall deliver certificates to the Beneficial Owners of the Senior Certificates or their nominees. Certificates representing the Senior Certificates issued under this Section may not be transferred or exchanged except as provided in this Section.

          (b) Upon the reduction of the principal amount of any maturity of Senior Certificates, the registered Owner of a Senior Certificate may make a notation of such redemption on the panel of the Senior Certificate, stating the amount so redeemed, or may return the Senior Certificate to the Trustee for exchange for a new Senior Certificate in a proper principal amount. Such notation, if made by the Senior Certificate Owner, may be made for reference only, and may not be relied upon by any other person as being in any way determinative of the principal amount of such Senior Certificate Outstanding, unless the Trustee has initialed the notation on the panel.

          (c) Immediately upon delivery of the Senior Certificates to the purchasers thereof on the Closing Date, such purchasers shall deposit the certificates representing all of the Senior Certificates with the Securities Depository. The Securities Depository, or its nominee, will be the sole Owner of the Senior Certificates, and no investor or other party purchasing, selling or otherwise transferring ownership of any Senior Certificates will receive, hold or deliver any certificates as long as the Securities Depository holds the Senior Certificates immobilized from circulation.

          (d) The Senior Certificates may not be transferred or exchanged except:

              (i) To any successor of the Securities Depository (or its nominee) or any substitute depository ("Substitute Depository") designated pursuant to (ii) below, provided that any successor of the Securities Depository or any Substitute Depository must be a qualified and registered "clearing agency" as provided in Section 17A of the Securities Exchange Act of 1934 as amended;

              (ii) To a Substitute Depository designated by or acceptable to BMSBLC upon (a) the determination by the Securities Depository that the Senior Certificates shall no longer be eligible for depository services or
     (b) a determination by BMSBLC that the Securities Depository is no longer able to carry out its functions, provided that any such Substitute Depository must be qualified to act as such, as provided in subparagraph
     (i) above; or

              (iii) To those persons to whom transfer is requested in written transfer instructions in the event that:

                    (A) The Securities Depository shall resign or discontinue its services for the Senior Certificates and, only if BMSBLC is unable to locate a qualified successor prior to the resignation or determination of noneligibility, or

                    (B) Upon a determination by BMSBLC that the continuation of the book-entry system described herein, which precludes the issuance of certificates to any Senior Certificate Owner other than the Securities Depository (or its nominee) is no longer in the best interest of the Beneficial Owners of the Senior Certificates.

          (e) The Depository Trust Company, New York, New York, is hereby appointed the Securities Depository for the Senior Certificates. BMSBLC, the Remarketing Agent, the Tender Agent and the Trustee are hereby authorized to execute a Representation Letter to The Depository Trust Company.

          Section 2.14. Purchase of Tendered Senior Certificates; Senior Certificate Purchase Account. Tendered Senior Certificates (that is, Senior Certificates or beneficial ownership interests therein which are to be purchased in accordance with the provisions of Section 2.02 or Senior Certificates or beneficial ownership interests therein which are tendered for purchase by the Beneficial Owners thereof pursuant to Section 2.15) shall be purchased in the manner described in this Section 2.14. The purchase price shall be 100% of the principal amount thereof including accrued interest, if any, to the date of purchase.

          There is hereby created and established a trust account within each IDRB Fund to be designated "Senior Certificate Purchase Account." Each Tendered Senior Certificate delivered to the Trustee or the Tender Agent pursuant to this
Section 2.14 shall be held in trust in the applicable Senior Certificate Purchase Account for the following purposes:

          (a) Until the purchase price shall have been paid in full to the Owner of such Tendered Senior Certificate, the Tendered Senior Certificate shall be held for the account of such Owner; and

          (b) Upon payment in full of the purchase price of such Tendered Senior Certificate from the applicable Senior Certificate Purchase Account or pursuant to Section 8.02(b) of this Trust Indenture, the Tendered Senior Certificate shall be registered in the name of the purchaser (or its nominee) thereof and delivered to or at the direction of such purchaser.

          There shall be deposited into the applicable Senior Certificate Purchase Account, when and as received by the Trustee (i) all funds received from the Remarketing Agent prior to 10:00 a.m., Milwaukee, Wisconsin time, at the Trustee's Principal Office or the Tender Agent's Principal Office, as the case may be, on the Tender Date for the purchase of Tendered Senior Certificates, or thereafter for the purchase of Pledged Senior Certificates, in accordance with Section 2.17 of this Trust Indenture, (ii) all funds received from the Bank for the purchase of Tendered Senior Certificates except for Pledged Senior Certificates provided that such funds must be the Bank's own funds and not funds of BMSBLC or an "insider" to BMSBLC; and (iii) any other funds if accompanied with an Opinion of Counsel that such funds are Eligible Funds with respect thereto. No other funds shall be accepted by the Trustee for deposit into the Senior Certificate Purchase Account. Funds in the Senior Certificate Purchase Account shall be held in trust for the account of the respective owners of such funds at the time of the deposit thereof into the Senior Certificate Purchase Account until such funds are applied by the Trustee or the Tender Agent on the Tender Date to pay the purchase price of Tendered Senior Certificates thereby being purchased.

          Senior Certificates or beneficial ownership interests therein tendered and purchased pursuant to this Section with money obtained by a drawing on the Letter of Credit for which the Bank is not reimbursed simultaneously shall be registered in the name of the Bank or as otherwise directed by the Bank and retained by the Trustee as agent for the Bank to be held in pledge for the benefit of the Bank ("Pledged Senior Certificates") as security for BMSBLC's obligations to the Bank under the Credit Agreement. Simultaneously with receipt by the Bank of funds in an amount necessary to reimburse the Bank and written notice from the Bank to the Trustee of the reinstatement of the Letter of Credit with respect to principal and interest on any Pledged Senior Certificate, the Pledged Senior Certificates shall be released by the Bank from the pledge. If any Pledged Senior Certificate is released by the Bank in part, the Trustee shall exchange the Senior Certificate for Senior Certificates of an equal aggregate amount, transferring Senior Certificates in place of the Pledged Senior Certificates released by the Bank to the Remarketing Agent for delivery to the purchasers thereof and retaining the remainder as agent for the Bank as Pledged Senior Certificates. If any Pledged Senior Certificate is released by the Bank in whole the Trustee shall exchange such Pledged Senior Certificate for an equal amount of Senior Certificates, transferring Senior Certificates in place of such Pledged Senior Certificate to the Remarketing Agent for delivery to the purchasers thereof. The Trustee will not register any Pledged Senior Certificates for transfer following remarketing or replace Pledged Senior Certificates unless the Trustee has received written notice from the Bank that the Letter of Credit has been reinstated with respect thereto. The proceeds of the remarketing of Pledged Senior Certificates shall be delivered by the Trustee to the Bank for application pursuant to the Credit Agreement unless the Trustee shall have received a written certificate from the Bank stating that the Bank has been reimbursed in full, in which case such proceeds shall be delivered by the Trustee to BMSBLC. Senior Certificates purchased with the proceeds of remarketing or with funds drawn under the Letter of Credit for which the Bank has been simultaneously reimbursed shall be delivered to the purchasers thereof.

          Section 2.15. Purchase of Senior Certificates at Option of Owner. The Owner of any Senior Certificate (other than Pledged Senior Certificates) shall have the right to tender such Senior Certificate to the Tender Agent for purchase in whole or in part (in any Authorized Denomination) on any Business Day at a purchase price equal to 100% of the principal amount of Senior Certificates (or portions thereof in authorized denominations) tendered plus accrued interest to the specified purchase date. In order to exercise such option with respect to any Senior Certificate or portion thereof, the Owner thereof must give to the Tender Agent at its designated corporate trust office at least seven days immediately preceding the proposed purchase date, written notice of tender to the Tender Agent (which written notice of tender shall be received by the Trustee by 10:00 a.m., Milwaukee, Wisconsin time, on the day required and shall in either case be in the form provided in this Trust Indenture or shall be in such other form acceptable to the Tender Agent). Upon the delivery of such written notice of tender, such election to tender shall be irrevocable and binding upon the Owner thereof. At or before 10:00 a.m., Milwaukee, Wisconsin time, on the specified purchase date (or, if such purchase date is not a Business Day, then on the immediately following Business Day), the registered Owner of each Senior Certificate as to which such written notice of tender shall have been given shall deliver each Senior Certificate to be purchased as a whole or in part and an instrument of assignment or transfer duly executed in blank (which instrument of assignment or transfer shall be in the form provided on such Senior Certificate or in such other forms acceptable to the Tender Agent), to the Tender Agent at its designated corporate trust office, and any Senior Certificate which is not so tendered, but for which there has been irrevocably deposited in the Senior Certificate Purchase Account an amount sufficient to pay the purchase price thereof and all other Senior Certificates tendered or deemed tendered for purchase on such specified purchase date, shall be deemed to have been tendered by the Owner thereof and purchased from such Owner on the specified purchase date. The Tender Agent shall, in its sole discretion, determine whether, with respect to any Senior Certificate, the registered Owner thereof shall have properly exercised the option to have its Senior Certificate purchased as a whole or in part.

          If any such notice of tender for purchase shall have been given to the Tender Agent pursuant to this Section 2.15, the Tender Agent shall immediately give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Remarketing Agent, the Bank, the Trustee and BMSBLC on the same date that the Tender Agent receives notice of the tender for purchase, if possible, or on the immediately following Business Day, specifying the principal amount of Senior Certificates or beneficial ownership interests therein as to which notice of tender for purchase has been given and the proposed date of purchase. On the specified purchase date, the Tender Agent shall purchase, or cause to be purchased, all Senior Certificates or beneficial ownership interests therein as to which written notices of tender for purchase have been received at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon. Funds for payment of the purchase price of such Senior Certificates or beneficial ownership interests therein shall be drawn by the Tender Agent from the Senior Certificate Purchase Account as provided in Section 2.14 of this Trust Indenture.

          If there has been  irrevocably  deposited  in the  Senior  Certificate
Purchase Account an amount sufficient to pay the purchase price of all Senior Certificates or beneficial ownership interests therein tendered or deemed to be tendered for purchase on such specified purchase date, the Owner of any Untendered Senior Certificate shall not be entitled to receive interest on such Untendered Senior Certificate on and after the specified purchase date, and all such Untendered Senior Certificates shall be deemed to have been tendered for purchase and purchased pursuant to this Section 2.15 on such specified purchase date. The Trustee, at the direction of the Tender Agent, shall issue a new Senior Certificate or Senior Certificates in the same aggregate principal amount for any Untendered Senior Certificates which are not tendered for purchase on any specified purchase date and, upon receipt of any such Untendered Senior Certificates from the Owner thereof, shall pay the purchase price of such Untendered Senior Certificates to the Owners thereof and cancel such Untendered Senior Certificates as provided in Section 2.16 of this Trust Indenture.

          If the Senior Certificates are held in a book-entry system, a Tender Notice pursuant to this Section 2.15 may be delivered by a Beneficial Owner. Such Tender Notice must be delivered as set forth in this Section 2.15. Such Tender Notice shall be delivered to the Tender Agent (through its Direct Participant or Indirect Participant) at its designated corporate trust office by 10:00 a.m., Milwaukee, Wisconsin time, at such office at least seven days preceding the proposed purchase date, and such Tender Notice shall: (a) state the name and taxpayer identification number of the Beneficial Owner and identify the Direct Participant or Indirect Participant, (b) be accompanied by evidence satisfactory to the Trustee of the Beneficial Owner's beneficial ownership interest in the Senior Certificate(s) to be purchased, (c) state the principal amount of the Senior Certificate(s) or portions thereof to be purchased, (d) state the purchase date on which purchase is demanded, which must be a Business Day not earlier than seven days after delivery of the tender notice, and (e) contain irrevocable authorization for the Direct Participant or Indirect Participant to transfer the Beneficial Owner's Senior Certificate(s) on the purchase date. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Senior Certificates being tendered transferred to the Tender Agent at or prior to 10:00 a.m., Milwaukee, Wisconsin time on the Tender Date, but need not otherwise comply with this Section 2.15.

          Section 2.16. Treatment of Untendered Certificates. Untendered Senior Certificates shall cease to bear interest on the date on which they were scheduled to have been redeemed or purchased in accordance with this Trust Indenture if funds sufficient to pay the purchase price or redemption price, as the case may be, of an Untendered Senior Certificate (including any accrued and unpaid interest) shall be held by the Trustee in the IDRB Fund (in the form of Eligible Funds) or in the Senior Certificate Purchase Account, as the case may be. All liability to the Owner thereof for the payment of such Untendered Senior Certificate shall forthwith cease, terminate and be completely discharged, and thereupon it shall be the duty of the Trustee and the Tender Agent to hold such funds in a separate segregated trust account, without liability for interest thereon, for the benefit of the Owner of such Untendered Senior Certificate who shall thereafter be restricted exclusively to such account for any claim of whatever nature on such person's part under this Trust Indenture or on or with respect to such Senior Certificate. Such funds in such segregated trust account shall not be considered a part of the Trust Estate, and such Untendered Senior Certificates shall not be deemed to be Outstanding under this Trust Indenture.

          Section 2.17. Remarketing of Senior Certificates Tendered for Purchase. Upon receipt of a Tender Notice, the Tender Agent shall notify BMSBLC, the Trustee, the Bank and the Remarketing Agent by telephone, telex or other electronic communication (in each case to be confirmed by prompt written notice) of the principal amount and Series of Senior Certificates or beneficial ownership interests to be purchased on the Tender Date.

          The Remarketing Agent shall use its best efforts to solicit purchases of the Tendered Senior Certificates at a price of par on each Tender Date. The Remarketing Agent shall pay the purchase price received by it (for any Tendered Senior Certificates so remarketed) to the Trustee for deposit in the Senior Certificate Purchase Account prior to 10:00 a.m., Milwaukee, Wisconsin time, on each Tender Date. The moneys paid by the Remarketing Agent to the Trustee shall consist only of moneys received by the Remarketing Agent from sources other than BMSBLC or an "insider" to BMSBLC for the purposes of the preference payment provisions of the United States Bankruptcy Code. Upon request of BMSBLC or the Bank from time to time, the Remarketing Agent shall advise the requesting party of the status of the remarketing effort and the Trustee and the Tender Agent shall advise the requesting party of the balance held by it in the Senior Certificate Purchase Account. Prior to 5:00 p.m., Milwaukee, Wisconsin time, on the Business Day immediately preceding the Tender Date, the Remarketing Agent shall notify the Trustee and the Bank of the status of the remarketing effort, including the principal amount of Tendered Senior Certificates which have not been purchased.

          Prior to 10:00 a.m., Milwaukee, Wisconsin time, on each Tender Date, the Tender Agent and the Trustee shall each notify BMSBLC and the Bank by telephone, telex or other electronic communication (in each case to be confirmed by prompt written notice) of the exact amount of funds then held by the Trustee in the Senior Certificate Purchase Account. Prior to 1:00 p.m., Milwaukee, Wisconsin time, on the same day, the Trustee shall deposit in the Senior Certificate Purchase Account any moneys received from the Bank for the purchase of Tendered Senior Certificates on the Tender Date. The proceeds of any such draw on the Letter of Credit shall be applied on the same day received to the purchase of the Tendered Senior Certificates by BMSBLC.

          In the event that Tendered Senior Certificates are not remarketed on a Tender Date and become Pledged Senior Certificates, the Remarketing Agent shall thereafter use its best efforts to solicit purchases of the Pledged Senior
Certificates at a price of par plus accrued interest. The Remarketing Agent shall pay the purchase price received by it (for any Pledged Senior Certificates so remarketed) to the Trustee for deposit in the Senior Certificate Purchase Account prior to 10:00 a.m., Milwaukee, Wisconsin time, on the date of remarketing. The moneys paid by the Remarketing Agent to the Trustee shall consist only of moneys received by the Remarketing Agent from sources other than BMSBLC or an "insider" to BMSBLC for the purposes of the preference payment provisions of the United States Bankruptcy Code. Upon request of BMSBLC or the Bank from time to time, the Remarketing Agent shall advise the requesting party of the status of the remarketing effort.

          Section 2.18. Concerning the Remarketing Agent. The Remarketing Agent shall be a member of the National Association of Securities Dealers, Inc. and authorized by law to perform the functions of the Remarketing Agent as described in this Trust Indenture. The Trustee shall cooperate with the Remarketing Agent in the performance of its duties. The Remarketing Agent may resign upon not less than 30 days' prior written notice to BMSBLC, the Trustee, the Tender Agent and the Bank, and may be removed by BMSBLC, subject to the written consent of the Bank, which shall not be unreasonably withheld, upon not less than 30 days' prior written notice to the Trustee, the Tender Agent, the Bank and the Remarketing Agent. Such resignation or removal shall take effect only upon the appointment of and acceptance by such successor Remarketing Agent and the acceptance of such successor Remarketing Agent by BMSBLC and the Bank.

          The Remarketing Agent's duty to remarket Tendered Senior Certificates pursuant to this Trust Indenture (unless it shall agree otherwise in writing) shall be a "best efforts" undertaking on its part and shall not obligate it to purchase Senior Certificates for its own account or to advance funds for the account of any of its customers or prospective purchasers of Senior Certificates. BMSBLC shall, at its expense, furnish the Remarketing Agent with an Offering Circular which, in the opinion of the Remarketing Agent and its counsel, meets the requirements of applicable state and federal securities laws as a condition precedent to the institution by BMSBLC of the remarketing described in Section 2.17 hereof. The Remarketing Agent's compensation for remarketing shall be fixed by agreement between BMSBLC and the Remarketing Agent within the range of customary charges by investment bankers for similar services and shall be paid by BMSBLC.

          Section 2.19. Concerning the Tender Agent. The Tender Agent shall be a commercial bank or trust company organized and existing under the laws of the United States of America or one of the states thereof and shall have a combined capital and surplus of at least $25,000,000 or assets under trust administration of at least $500,000,000. The Tender Agent may resign upon not less than 60 days' prior written notice to BMSBLC, the Trustee, the Bank and the Remarketing Agent and may be removed by BMSBLC, subject to the written consent of the Bank, which shall not be unreasonably withheld, upon not less than 60 days' prior written notice to the Trustee, the Tender Agent, the Bank and the Remarketing Agent; provided, however, that no such resignation or removal shall become effective until a successor Tender Agent shall have been appointed and shall have accepted such appointment.

          The provisions of Section 9.01 of this Trust Indenture regarding the Trustee and the performance of the duties of the Trustee hereunder shall apply to the Tender Agent and the performance of its duties as Tender Agent hereunder to the same extent as if they were set forth in full at this point with the substitution of the word "Tender Agent" for the word "Trustee."

          Section 2.20. Additional Series of Senior Certificates. From time to time, BMSBLC may sell and assign to the Trustee IDRBs in addition to those described in the Series Supplements attached hereto. In such event, the Trustee may cause additional Series of Senior Certificates to be issued, substantially equal in principal amount to the outstanding principal amount of the corresponding additional IDRBs, upon the same terms and conditions, and on a parity with, the Senior Certificates. No such additional Series of Senior Certificates shall be issued unless BMSBLC has caused the Bank to deliver an amended Letter of Credit in an amount equal to all principal and up to 45 days of interest at the Cap Rate on all outstanding Senior Certificates, including the additional Senior Certificates.

                                   ARTICLE III

                              FORM OF CERTIFICATES

          Section 3.01. Form of Senior Certificates. The Senior Certificates shall be prepared in substantially the form and tenor set forth in Exhibit A attached hereto.

          Section 3.02. Form of Junior Certificates. The Junior Certificates shall be prepared in substantially the form and tenor set forth in Exhibit B attached hereto.

          Section 3.03. Additional Matters Appearing on Certificates. There may be printed or otherwise reproduced on any Certificate form (i) the legal opinion of Special Counsel, (ii) CUSIP numbers or other numbers of similar use and import, (iii) customary "back file panel" summary information, (iv) restrictions on transfer in form approved by the Trustee as required in particular instances, and (v) any other information deemed necessary or appropriate by the Trustee with the approval of Bond Counsel and the Underwriter to give notice of information to Certificate Owners. Any portions of the text of any Certificate may be set forth on the reverse side thereof, with an appropriate reference thereto on the face of the Certificate.

                                   ARTICLE IV

                                GENERAL COVENANTS

          Section 4.01. Payment of Principal and Interest. The principal of and interest on each Series of Certificates are payable solely from revenues derived from the corresponding IDRB and the Letter of Credit, which revenues are hereby specifically assigned and pledged to the payment thereof in the manner and to the extent herein specified and from funds provided by BMSBLC as provided herein.

          Section 4.02. Right to Payments under IDRBs; Instruments of Further Assurance. BMSBLC covenants that it will defend its right to the payment of amounts due under the IDRBs, for the benefit of the Owners of Senior Certificates, against the claims and demands of all persons whomsoever. BMSBLC covenants that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for the better assuring, transferring, conveying, pledging, assigning and confirming unto the Trustee all and singular the rights assigned hereby and the amounts pledged hereby to the payment of the principal of and interest on the IDRBs. BMSBLC covenants and agrees that, except as provided herein, it will not sell, convey, mortgage, encumber or otherwise dispose of any part of the revenues and receipts from the IDRBs or its rights under the IDRBs.

                                    ARTICLE V

                               FUNDS AND ACCOUNTS

          Section 5.01. Acquisition Funds. There is hereby created and established with the Trustee a Trust Fund for each Series of Certificates to be designated the "Acquisition Fund." On the Closing Date for each Series, the Trustee shall deposit the amount received by it for the account of BMSBLC from the sale of a Series of Certificates into the corresponding Acquisition Fund.

          Section 5.02. IDRB Funds.

          (a) There is hereby created and established with the Trustee a Trust Fund for each Series of Certificates to be designated the "IDRB Fund."

          (b) The Trustee shall deposit into the appropriate IDRB Fund, when and as received:

              (i)   All payments received under the Letter of Credit; and

              (ii) All payments and prepayments pursuant to or related to the IDRB.

          (c) There are hereby created and established with the Trustee three separate accounts within the IDRB Fund to be designated the "IDRB Payments Account," "Letter of Credit Account" and "Senior Certificate Purchase Account."

          All IDRB Payments received by the Trustee shall be deposited into the IDRB Payments Account. Moneys paid into the appropriate IDRB Payments Account shall be used for the payment of the principal of and interest on the Senior Certificates when due and for payment of the principal of and interest on the Senior Certificates upon a redemption of the Senior Certificates prior to maturity.

          Within each IDRB Payments Account shall be created an "Odd-Lots Subaccount." Any IDRB Payment of IDRB principal in excess of an amount divisible for $5,000 (the denomination amount of Senior Certificates) shall be retained in the Odd-Lots Subaccount and paid out (a) to Owners of Senior Certificates only in lots of $5,000, or (b) to the Owner of the corresponding Junior Certificate upon retirement of all of the corresponding Series of Senior Certificates.

          All funds received from the Bank from draws under the Letter of Credit will be deposited into the appropriate Letter of Credit Account, except those to pay the purchase price of Senior Certificates tendered or deemed tendered for purchase. Moneys in the Letter of Credit Account will be used for the payment of the principal and interest on the corresponding Senior Certificates when due and for payment of the principal and interest on the Senior Certificates upon a redemption of the Senior Certificates prior to maturity.

          The Senior  Certificate  Purchase Account  provisions are set forth in
Section 2.14 hereof.

          (d) Each payment into the IDRB Payments Account shall be segregated by the Trustee into an individual subaccount, and each such subaccount shall be maintained apart from all other funds in the IDRB Payments Account and all other funds held by the Trustee, provided that all amounts in the IDRB Payments Account which have been held for a Minimum Holding Period may be commingled in one subaccount.

          (e) Except as set forth below, the Trustee shall pay principal of and interest on the Senior Certificates from the following sources and in the following priority:

              (i)   The Letter of Credit Account; and

              (ii)  Eligible Funds in the IDRB Payments Account.

          On the Business Day immediately preceding any Interest Payment Date (whether at maturity, by acceleration or call for redemption or otherwise), the Trustee shall promptly present a draft to the Bank (with a copy to BMSBLC) for payment under the Letter of Credit to ensure timely payment of the principal of and/or interest due on Senior Certificates. The amount of such draft shall be sufficient for the Trustee to make the required payment of principal of and/or interest due on the Senior Certificates.

          (f) Not later than the 15th day of the month immediately following the payment of principal and accrued interest on the Senior Certificates on any Payment Date, the Trustee shall remit from the IDRB Payments Account, first to the Bank (if the Bank shall not be in default under the Letter of Credit) the amount reimbursable to the Bank under the Credit Agreement for amounts drawn upon under the Letter of Credit for payment of principal of and interest on the Senior Certificates, and second to the Owner of the corresponding Junior Certificate (if BMSBLC shall not be in default under the Credit Agreement) any amounts remaining in the IDRB Payments Account.

          Section 5.03. Trustee's Maintenance of Records of Payments on Certificates. In connection with the payment, redemption or purchase of all Certificates under the provisions of this Trust Indenture, the Trustee shall keep accurate records of the source of the moneys used to pay, redeem or purchase such Senior Certificates (whether derived from BMSBLC payments, IDRB Payments, draws on the Letter of Credit, or otherwise).

          Section 5.04. Trustee Reports. Upon request of BMSBLC and the Bank, the Trustee shall furnish a copy of the transactions, remaining balance in each fund and account and listing of investments to BMSBLC and the Bank. Upon written request of BMSBLC or the Bank, the Trustee shall confirm any information requested in order to comply with the requirements of their independent auditors.

          Section 5.05. Reporting of IDRB Interest Rates and IDRB Payments. No later than the 15th day of each month, and at times necessary to permit the Trustee and the Remarketing Agent to determine each Cap Rate and the amount to be deposited in each IDRB Payments Account, including each Odd-Lots Subaccount, BMSBLC shall advise the Trustee, the Bank and the Remarketing Agent of the interest rates borne by the IDRBs. BMSBLC shall provide to the Trustee, the Bank and the Remarketing Agent written copies of all communications relating to interest rate changes or monthly IDRB Payments.

                                   ARTICLE VI

                                   INVESTMENTS

          Section 6.01. Investments by Trustee. Subject to the provisions of any law then in effect to the contrary, the Trustee shall invest all moneys on deposit from time to time in the Trust Funds to the extent practicable from time to time, and by the provisions hereof, in any Qualified Investments.

          Such Qualified Investments shall be made so as to mature or be subject to redemption at the option of the Owner thereof on or prior to the date or dates that the Trustee anticipates that moneys therefrom will be required. The Trustee may trade with itself or any affiliate in the purchase and sale of such Qualified Investments and the Trustee shall not be liable or responsible for any loss resulting from any such investment. Such Qualified Investments shall be registered in the name of the Trustee or its nominee.

          The Trustee shall without further direction from BMSBLC sell such Qualified Investments as and when required to make any payment for the purpose of which such investments are held. Each investment shall be credited to the fund for which it is held, subject to any provisions of this Trust Indenture directing some other credit.

                                   ARTICLE VII

                                DISCHARGE OF LIEN

          Section 7.01. Conditions for Discharge. If there shall be paid from Eligible Funds all of the principal and interest to become due on the Certificates at the times and in the manner stipulated herein, and if the covenants and promises in the Certificates and in this Trust Indenture expressed are kept, performed and observed by BMSBLC and the Trustee; all fees and expenses of the Trustee required by this Trust Indenture to be paid shall have been paid; and the Bank has been paid in full all amounts owing the Bank under the Credit Agreement and the Letter of Credit has been returned to and cancelled by the Bank, then these presents and the estate, rights and interests granted hereby shall cease, determine and be void, and thereupon the Trustee shall cancel and discharge the lien of this Trust Indenture, execute and deliver to BMSBLC such instruments in writing as shall be requisite to satisfy the lien hereof, and assign and deliver to BMSBLC any property at the time subject to the lien of this Trust Indenture which may then be in its possession, including any amounts required to be paid to BMSBLC under Section 8.06 hereof except (i) cash and securities held by the Trustee for the payment of the principal of and interest to accrue on the Certificates, and (ii) amounts held for the payment of untendered Certificates, and deliver the Letter of Credit to the Bank for cancellation.

          Section 7.02. Payment of Certificates. Any Certificate shall be deemed to be paid within the meaning of this Article when payment of the principal of such Certificate, plus interest thereon to the due date thereof (whether such due date be by reason of maturity or upon redemption as provided in this Trust Indenture, or otherwise), either (a) shall have been made or caused to be made from Eligible Funds in accordance with the terms hereof, or (b) shall have been provided for by irrevocably depositing with the Trustee, in trust and irrevocably set aside exclusively for such payment, cash, without regard to any investment or reinvestment thereof, sufficient to make such payment, and all necessary and proper fees and expenses of the Trustee pertaining to the Certificates with respect to which such deposit is made. At such time as a Certificate shall be deemed to be paid hereunder as aforesaid, it shall no longer be deemed to be Outstanding hereunder and shall no longer be secured by or entitled to the benefits of this Trust Indenture, except for the purposes of any such payment from such moneys.

          Notwithstanding the foregoing, no deposit under clause (b) of the immediately preceding paragraph shall be deemed a payment of such Certificate as aforesaid until:

          (a) The deposit shall have been made under the terms of an escrow trust agreement in form and substance satisfactory to the Trustee consistent herewith;

          (b) BMSBLC shall have delivered a certificate designating when such Certificates are to be paid or redeemed under terms of such escrow trust agreement;

          (c) A redemption notice meeting the requirements of Section 2.07 hereof and stating that such Certificates are being redeemed from a deposit made pursuant to this Article either (i) shall have been given, or (ii) shall have been provided for by delivery to the Trustee of irrevocable instructions for the giving of such notice;

          (d) In the case of Certificates which are subject to mandatory redemption or mandatory or optional tender for purchase, evidence satisfactory to the Trustee that such redemption or purchase will not create a deficiency in the escrow; and

          (e) The Trustee shall have been furnished with an opinion of Bond Counsel to the effect that the payment of the Certificates in accordance with said escrow trust agreement will not adversely affect the tax-exempt status of the Certificates and will not cause the Certificates to be classified as "arbitrage bonds" under Section 148 of the Code.

          The Trustee shall provide notice of any such deposit to the Owners of the affected Certificates.

          Notwithstanding any provision of any other Article of this Trust Indenture which may be contrary to the provisions of this Article, all moneys set aside and held in trust pursuant to the provisions of this Article for the payment of Certificates (including interest thereon) shall be applied to and used solely for the payment of the particular Certificates (including interest thereon) with respect to which such moneys have been so set aside in trust.

          Anything in Article X hereof to the contrary notwithstanding, if moneys have been deposited or set aside with the Trustee pursuant to this Article for the payment of Certificates and the interest thereon and such Certificates and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article may be made without the consent of the Owner of each of the Certificates affected thereby.

          Section 7.03. Cancellation of Surrendered Senior Certificates. BMSBLC may at any time surrender to the Trustee for cancellation by it any Senior Certificates previously delivered hereunder, which BMSBLC acquired in any manner whatsoever, and such Senior Certificates, after a period of 125 days during which no petition in bankruptcy is filed by or against BMSBLC as debtor under the federal bankruptcy laws and no other proceedings are commenced with respect to BMSBLC as debtor under other applicable bankruptcy, reorganization or insolvency laws, upon such surrender and cancellation, shall be deemed to be paid and retired.

                                  ARTICLE VIII

                       DEFAULT PROVISIONS AND REMEDIES OF
                    TRUSTEE AND OWNERS OF SENIOR CERTIFICATES

          Section 8.01. Events of Default. If any of the following events occurs, it is hereby defined as and declared to be and to constitute an Event of
Default:

          (a) If default shall be made in the due and punctual payment of purchase price or principal of or interest on any outstanding Senior Certificate at the date fixed for purchase or redemption thereof;

          (b) If default shall be made in the due and punctual payment of any other moneys required to be paid to the Trustee under the provisions of this Trust Indenture and such default shall have continued for a period of 30 days after written notice thereof, specifying such default, shall have been given by the Trustee to BMSBLC and the Bank;

          (c) If the Bank shall have certified to the Trustee that an Event of Default occurred under the Credit Agreement and demanded an acceleration of the Senior Certificates;

          (d) If the Bank shall have certified to the Trustee within five calendar days after any Payment Date that the Bank has not been reimbursed in full by BMSBLC for any drawing under the Letter of Credit or any other Event of Default has occurred under the Credit Agreement and as a consequence thereof the interest component of the Letter of Credit will not be reinstated; or

          (e) If the Bank fails to comply with the provisions of the Letter of Credit, or the Letter of Credit is not, for any reason, in full force and effect, or the Bank admits insolvency or becomes unable to pay its debts as they mature or a receiver is appointed for the Bank; and upon the occurrence of any such event, BMSBLC fails within 30 days to deliver (i) a Substitute Letter of Credit to the Trustee meeting the requirements of this Trust Indenture, in an amount sufficient to cover the principal of and at least 45 days of interest on the Senior Certificates, and (ii) an opinion of counsel satisfactory to the Trustee as to the validity and enforceability of such letter of credit and stating that payment of amounts due under the Substitute Letter of Credit will not constitute a preference under the United States Bankruptcy Code or under any existing bankruptcy, insolvency, or similar law of the State of Wisconsin relating to the enforcement of the rights of creditors and the relief of debtors if a petition in bankruptcy with respect to BMSBLC is filed under the United States Bankruptcy Code or in the event of the filing of a petition with respect to BMSBLC under any such laws of the State of Wisconsin and that the enforceability of the Substitute Letter of Credit would not be materially affected by the filing of a petition under the federal bankruptcy law with respect to BMSBLC or any person obligated to reimburse the provider of the Substitute Letter of Credit for payments made under the Substitute Letter of Credit.

          Section 8.02.  Acceleration.

          (a) Upon the occurrence and continuance for two Business Days of an Event of Default described in Section 8.01(a) above, the Trustee shall declare the principal of all Senior Certificates then outstanding to be immediately due and payable by notice in writing to BMSBLC and the Bank, and such principal (and interest to the date of purchase or redemption) shall thereupon become and be immediately due and payable. Upon the occurrence of an Event of Default described in Sections 8.01(b), (c), (d) and (e) above without regard to the continuance of such default, the Trustee may, and, upon the written request of the Owners of a majority in aggregate principal amount of Senior Certificates outstanding, the Trustee shall declare the principal of all Senior Certificates then outstanding to be immediately due and payable by notice in writing to BMSBLC and the Bank, and such principal (and interest to the date of purchase or redemption) shall thereupon become and be immediately due and payable; provided, however, that if the Letter of Credit shall be outstanding, then an acceleration, redemption and Event of Default described in Sections 8.01(b), (c) and (d) shall be subject to the prior written consent of the Bank.

          (b) If the Trustee shall accelerate the payment of the Senior Certificates, the Bank, at its option, may purchase with its own immediately available funds all (but not part) of such Senior Certificates at a price of 100% of the principal amount thereof plus accrued interest or interest due thereon on the date of purchase, provided that such Senior Certificates may be purchased by the Bank only with moneys which are not recoverable from Senior Certificate Owners as a transfer avoidable as a preference in the event a petition is filed under the United States Bankruptcy Code with respect to BMSBLC as debtor, or in the event of a filing of a petition with respect to BMSBLC under any existing bankruptcy, insolvency or similar law of the State of Wisconsin relating to the enforcement of the right of creditors and the relief of debtors.

          Upon acceleration of one or more Series of Senior Certificates, the Trustee immediately shall present a draft to the Bank for payment under the Letter of Credit pursuant to the terms thereof in an amount sufficient to pay in full principal of and interest on such Senior Certificates on the payment date established for redemption of all of such Senior Certificates; provided that the Bank's obligation under the Letter of Credit is limited to the principal of and 45 days of interest on the Senior Certificates.

          Such option shall be exercised by a written notice, delivered to the Trustee within five Business Days of the acceleration of the Senior Certificates under Section 8.02 or redemption under Section 2.02. Such notice of intention to purchase shall: (i) be signed by an authorized officer of the Bank; and (ii) state that the Bank elects to exercise its option to purchase the Senior Certificates pursuant to the provisions of this Section 8.02(b) on the date otherwise established for redemption or acceleration, as applicable (the "Bank Purchase Date"). Moneys for the purchase of such Senior Certificates shall be held by the Trustee irrevocably in trust and used solely for the purchase of such Senior Certificates; provided, however, that any moneys so held which are not applied to the purchase of Senior Certificates within three years after such Bank Purchase Date shall be remitted to the Bank subject to any other requirements of law as may be applicable to such funds, and the Owner of any Senior Certificate not tendered on the Bank Purchase Date shall thereafter, as an unsecured general creditor, look only to the Bank for the payment of the purchase price of any such Untendered Senior Certificate and thereafter, neither BMSBLC, the Trustee nor any other person (except the Bank) shall be liable or responsible to any Owners of such Untendered Senior Certificates for any payment on account of any such Untendered Senior Certificates.

          The Trustee promptly (and in any event within five Business Days) following receipt of the aforesaid notice from the Bank of its intention to purchase the Senior Certificates, shall give written notice to the Owner of each Senior Certificate directing such Owner to tender the Senior Certificates held by such Owner to the Trustee for purchase by the Bank on the Bank Purchase Date.

          From and after the Bank Purchase Date, until transferred to the Bank, the Bank shall be entitled to receive any interest on such Senior Certificate as if it were the Owner of such Senior Certificate, and the Bank shall have power to concur in or dissent from any request, demand, authorization, direction, notice, consent or waiver with respect to such Senior Certificate under the provisions of this Trust Indenture as if it were the Owner of such Senior Certificate. Interest on any Senior Certificate purchased by the Bank in lieu of acceleration will be payable to the Bank but shall be held by the Trustee until such Senior Certificate has been delivered to the Trustee for transfer.

          Section 8.03. Other Remedies; Rights of Owners of Senior Certificates. Upon the occurrence of an Event of Default, the Trustee, with the written consent of the Bank as long as the Letter of Credit is outstanding and has not been improperly dishonored, may pursue any available remedy by suit at law or equity as the Trustee shall deem most effective to protect and enforce, or aid in the protection and enforcement of, the covenants and agreements set forth herein.

          The Trustee, as beneficiary of the Letter of Credit, shall, with the prior written consent of the Bank, if it is not in default with respect to the Letter of Credit, enforce such of its rights as owner of an IDRB as the Trustee shall deem necessary or appropriate. In exercising such rights and the rights given the Trustee under this Article VIII, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in Section
9.01 hereof, would best serve the interests of the Owners of Senior Certificates (subject to the rights of the Bank).

          If an Event of Default shall have occurred, and if it shall have been requested so to do by the Owners of a majority in aggregate principal amount of Senior Certificates or portions thereof outstanding with the consent of the Bank so long as the Letter of Credit is outstanding and has not been improperly dishonored and shall have been indemnified as provided in Section 9.01 hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Article VIII as the Trustee, being advised by Counsel, shall deem most expedient in the interests of the Owners of Senior Certificates; provided however, that the Trustee shall have the right to decline to comply with any such request if the Trustee shall be advised by Counsel that the action so requested may not lawfully be taken or if the Trustee in good faith shall determine that such action would be unjustly prejudicial to the Owners of Senior Certificates not parties to such request.

          No remedy by the terms of this Trust Indenture conferred upon or reserved to the Trustee or to the Owners of Senior Certificates is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the Owners of Senior Certificates hereunder or now or hereafter existing at law or in equity or by statute. The assertion or employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient by the Trustee or, subject to the limitations herein specified, by the Owners of Senior Certificates, as the case may be. No waiver of any default or Event of Default hereunder, whether by the Trustee or by the Owners of Senior Certificates, shall extend to or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

          Section 8.04. Direction of Proceedings by Owners of Senior Certificates. The Owners of a majority in aggregate principal amount of a Series of Senior Certificates or portions thereof then Outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Trust Indenture relating to such Series; provided that (a) such direction shall be in accordance with the provisions of law and of this Trust Indenture, (b) the Trustee shall determine that the action so directed would not be unduly prejudicial to the Owners of Senior Certificates of such Series not taking part in such direction, and (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such directions; and provided further that if the action requested is one to which the Bank's consent would have been required had it been undertaken by the Trustee alone then such direction shall have been consented to by the Bank. Notwithstanding the foregoing, the Bank shall have the right to exercise the rights given to the Owners of Senior Certificates of a Series under this Section so long as the Letter of Credit is not in default.

          Section 8.05. Waiver of Stay or Extension Laws. To the extent that such rights may lawfully be waived, neither BMSBLC nor anyone claiming through it or under it shall or will set up, claim, or seek to take advantage of any appraisement, valuation, stay, extension or redemption laws now or hereafter in force in order to prevent or hinder the enforcement of this Trust Indenture or the foreclosure of the lien of this Trust Indenture, but BMSBLC, for itself and all who may claim through or under it, hereby waives, to the extent that it lawfully may do so, the benefit of all such laws and all right of appraisement and redemption to which it may be entitled under the laws of the State of Wisconsin.

          Section 8.06. Application of Moneys. All moneys received by the Trustee pursuant to any right given or action taken under the provisions of this
Article VIII, except moneys received under Section 8.02(b) or from draws on the Letter of Credit (which shall be applied solely to the principal of and interest on the Senior Certificates for which such amounts were drawn), shall, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, be deposited in the IDRB Fund of the appropriate Series and all moneys in the Trust Funds shall be applied as follows:

          (a) Unless the principal of and interest accrued on all the Senior Certificates shall have become or shall have been declared due and payable, all such moneys shall be applied:

              FIRST: to the payment to the persons entitled thereto of all installments of interest then due on the Senior Certificates of such Series, in the order of the maturity of the installments of such interest, and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installments, to the persons entitled thereto, without any discrimination or privilege; and

              SECOND: to the payment to the persons entitled thereto of the unpaid principal of any of the Senior Certificates of such Series which shall have become due (other than Senior Certificates of such Series called for redemption and for the payment of which moneys are held pursuant to the provisions of this Trust Indenture) and, if the amount available shall not be sufficient to pay in full the principal on Senior Certificates of a Series due on any particular date, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto, without any discrimination or privilege;

          (b) If the principal of and interest accrued on all the Senior Certificates of a Series shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Senior Certificates of such Series, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Senior Certificate over any other Senior Certificate of such Series, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto, without any discrimination or privilege; and

          (c) If the principal of and interest accrued on all the Senior Certificates of a Series shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 8.10 hereof, then (subject to the provisions of subsection
(b) of this Section in the event that the principal of all the Senior Certificates shall later become due or be declared due and payable) the moneys shall be applied in accordance with the provisions of subsection (a) of this Section.

          Whenever moneys are to be applied by the Trustee pursuant to the provisions of this Section, such moneys shall be applied by it at such times, and from time to time, as the Trustee shall determine, having due regard to the amount of such moneys available for application and the likelihood of additional moneys becoming available for such application in the future. Whenever the Trustee shall apply such funds, it shall fix the date upon which such application is to be made, and upon such date interest on the amounts of principal to be paid on such dates shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any such moneys and of the fixing of any such date.

          Whenever all Senior Certificates of a Series and interest thereon have been paid under the provisions of this Section 8.06, and all expenses and charges of the Trustee and Bank have been paid, any balance remaining shall be paid to the person entitled to receive the same; if no other person shall be entitled thereto, then the balance shall be paid to the Bank, if the Trustee shall have received notice of any amount owing under the Credit Agreement, and the remainder to the Owner of the corresponding Junior Certificate.

          Section 8.07. Remedies Vested in Trustee. All rights of action, including the right to file proof of claims under this Trust Indenture or under any of the Senior Certificates may be enforced by the Trustee without the possession of any of the Senior Certificates or the production thereof in any trial or other proceedings relating thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any Owners of Senior Certificates, and any recovery of judgment shall be for the equal benefit of the Owners of the Outstanding Senior Certificates of the applicable Series or portions thereof and, on a subordinate basis, the Bank.

          Section 8.08. Rights and Remedies of Owners of Senior Certificates. No Senior Certificate Owner shall have any right to institute any suit, action or proceeding in equity or at law for the enforcement of this Trust Indenture or for the execution of any trust hereof or any other remedy hereunder unless a default shall have become an Event of Default and the Owners of Senior Certificates of 25% in aggregate principal amount of Senior Certificates of a Series or portions thereof then Outstanding shall have made written request to the Trustee and shall have offered it reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 9.01 hereof, and the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted or to institute such action or proceeding in its own name; it being understood and intended that no one or more Owners of Senior Certificates shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Trust Indenture by its, his or their action or to enforce any right hereunder except in the manner herein provided and that all proceedings at law or in equity shall be instituted, had and maintained in the manner herein provided and for the equal benefit of the Owners of all Outstanding Senior Certificates of a Series or portions thereof. Nothing in this Trust Indenture shall affect or impair the right of any Senior Certificate Owner to enforce by suit or otherwise the payment of the principal of and interest on each of the Senior Certificates issued hereunder to the respective Owners thereof at the time and place, from the source and in the manner in said Senior Certificates expressed. Nothing in this Trust Indenture shall affect or impair the right of any Senior Certificate Owner to institute suit against an IDRB Issuer to enforce payment when due to such Owner of its share of IDRB Payments.

          Section 8.09. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Trust Indenture, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case BMSBLC and the Trustee shall be restored to their former positions and rights hereunder with respect to the property herein conveyed, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

          Section 8.10. Waiver of Events of Default. If the Letter of Credit is outstanding and has not been improperly dishonored, the Bank may direct the Trustee to waive any Event of Default hereunder and its consequences and rescind any declaration of acceleration of principal and accrued interest; provided, however, that there shall not be waived any Event of Default under

Section 8.01(d) or (e) unless the Letter of Credit has been reinstated to the amount required by Section 8.13(c), and there shall not be waived without consent of the Owners of all the Senior Certificates Outstanding any Event of Default in the payment of the principal of any Outstanding Senior Certificates or portions thereof when due, whether at the stated maturity or at the Redemption Date thereof or otherwise or any Event of Default in the payment when due in the interest on any such Senior Certificates, unless in either such case prior to such waiver or rescission there has been paid or deposited with the Trustee a sum sufficient to pay:

          (a) All overdue installments of interest on the Senior Certificates;

          (b) Principal of any Senior Certificates which has become due otherwise than by such declaration of acceleration; and

          (c) All expenses of the Trustee hereunder.

          No such waiver or rescission shall extend to any subsequent or other default or Event of Default or impair any rights consequent thereon.

          Section 8.11. Draws Under Letter of Credit. For so long as the Letter of Credit remains outstanding, the Trustee shall draw on the Letter of Credit as follows:

          (a) On or before 1:00 p.m., Milwaukee, Wisconsin time, on the Business Day immediately preceding each Interest Payment Date -- an amount sufficient, together with available Eligible Funds then on deposit in each IDRB Fund, to pay all interest on the Senior Certificates of each Series (which are not Pledged Senior Certificates) due on such Interest Payment Date;

          (b) On or before 1:00 p.m., Milwaukee, Wisconsin time, on the Business Day preceding each Redemption Date fixed pursuant to this Trust Indenture -- an amount sufficient, together with available Eligible Funds then on deposit in each IDRB Fund, to pay the principal of and accrued interest (to the extent not already covered by the draw described in clause (a) above) on all Senior Certificates of each Series (which are not Pledged Senior Certificates) to be redeemed on such redemption date;

          (c) Before 10:30 a.m., Milwaukee, Wisconsin time, on each Tender Date -- an amount sufficient, together with available funds then on deposit in the Senior Certificate Purchase Account, to pay the purchase price (to the extent not already covered by the draw described in clause (a) above) on all Senior
Certificates of each Series or beneficial interests (which are not Pledged Senior Certificates) to be purchased on any Tender Date; and

          (d) Upon acceleration of the maturity of the Senior Certificates of a Series under this Trust Indenture or the Bank has notified the Trustee to accelerate the Senior Certificates because of the occurrence of an Event of Default under the Credit Agreement as provided in Sections 8.01(c) and 8.02 of this Trust Indenture, within five calendar days after the earlier of (i) the date of the acceleration of the Senior Certificates of a Series caused by an Event of Default under this Trust Indenture or (ii) the date of notice from the Bank to accelerate -- an amount sufficient, together with available Eligible Funds then on deposit in the IDRB Fund, to pay the principal of the Senior Certificates (which are not Pledged Senior Certificates) and the accrued interest thereof to the date on which the proceeds of such draw are to be used for such payment which will be a date not later than 13 days from the earlier of (iii) the date of the acceleration of the Senior Certificates of a Series caused by an Event of Default under this Trust Indenture or (iv) the date of the notice from the Bank to accelerate, as the case may be; but in any event not later than the date immediately preceding the date on which a draw under the Letter of Credit would be insufficient to pay the principal of an interest on all Outstanding Senior Certificates. The Trustee shall give notice of any such acceleration in accordance with Section 2.07 hereof.

          Each such draw on the Letter of Credit shall be made in timely manner in accordance with the terms of the Letter of Credit. In the event that for purposes of obtaining or maintaining a rating for the Senior Certificates or for any other reason, it shall be necessary or desirable to make provision for draws on the Letter of Credit at particular times, the Trustee shall deliver a written undertaking so to do and shall be bound thereby to the same extent as if the terms thereof were set forth in full in this Trust Indenture.

          The Trustee understands that the Letter of Credit automatically reduces in amount from time to time and that it is therefore critically important that draws upon the Letter of Credit be made in timely fashion. The Trustee agrees (for the benefit of the Owners of Senior Certificates) to make diligent efforts prior to any Interest Payment Date to learn whether any event has occurred that would prevent money in an IDRB Fund from being Eligible Funds, including checking with the Clerk of Court for the Federal District Court for the Eastern District or Western District of Wisconsin, as applicable, that no petition in bankruptcy has been filed by or against the applicable IDRB Borrower or IDRB Issuer.

          Section 8.12. Substitute Letter of Credit. The Trustee shall from time to time, at the written direction of BMSBLC, accept a renewal, extension, substitute or replacement Letter of Credit (a "Substitute Letter of Credit") to be effective on an Interest Payment Date to replace the Letter of Credit then in effect (the "existing Letter of Credit"), provided that:

          (a) BMSBLC shall give the Trustee and the Remarketing Agent at least 45 days' written notice of the date selected by BMSBLC as the Letter of Credit Substitution Date;

          (b) The Substitute Letter of Credit meets the requirements of a Letter of Credit as set forth below; and

          (c) The Substitute Letter of Credit is accepted by the Trustee at least 45 days prior to such Interest Payment Date.

          On the Letter of Credit Substitution Date, the existing Letter of Credit shall be delivered to the provider of the existing Letter of Credit for cancellation and thereupon all references in this Trust Indenture to the Letter of Credit, the Bank and the Letter of Credit Expiration Date shall be construed by reference to the Substitute Letter of Credit. If a Substitute Letter of Credit is provided by a financial institution other than the provider of the existing Letter of Credit, then (A) the Trustee shall give written notice of such substitution to the Owners of Senior Certificates not less than 30 days prior to the Letter of Credit Substitution Date, and (B) the Letter of Credit Substitution Date shall also be a Mandatory Tender Date subject to Section 2.03.

          On the Letter of Credit Substitution Date, the existing Letter of Credit shall be delivered to the provider of the existing Letter of Credit for cancellation and thereupon all references in this Trust Indenture to the Letter of Credit, the Bank and the Letter of Credit Expiration Date shall be construed by reference to the Substitute Letter of Credit. If a Substitute Letter of Credit is provided by a financial institution other than the provider of the existing Letter of Credit, the Trustee shall give written notice of such substitution to the Owners of Senior Certificates.

          Section 8.13. Concerning the Letter of Credit. Each Letter of Credit shall have the following terms and provisions:

          (a) The Letter of Credit shall be issued by a financial institution acceptable to the Remarketing Agent and rated, at the time of the initial issuance of the Letter of Credit, at least "A" by a national rating agency;

          (b) The Letter of Credit shall permit draws to be made against it as set forth in Section 8.11 of this Trust Indenture;

          (c) The Letter of Credit shall have a Letter of Credit Expiration Date that is the 15th day of a month and shall have a term of at least one year;

          (d) The Letter of Credit shall be in an amount not less than the sum of (i) the maximum principal amount of Senior Certificates that will be Outstanding commencing on the first date on which draws are permitted thereunder, plus (ii) at least 45 days of interest on such principal amount of Senior Certificates at the Cap Rate;

          (e) The Letter of Credit shall be issued in favor of the Trustee and delivered to the Trustee; and

          (f) The Letter of Credit shall be in form and substance acceptable to the Trustee.

          The Trustee shall not accept any instrument as a Letter of Credit unless it determines to its satisfaction that the foregoing conditions have been satisfied and unless the Trustee shall have been furnished with (i) an Opinion of Counsel to the effect that the Letter of Credit has been duly authorized, executed and delivered and is a legally valid and binding obligation of the Bank enforceable in accordance with its terms (subject to customary exceptions as to enforceability) and that payment of amounts due under the Letter of Credit will not constitute a preference under the United States Bankruptcy Code or under any existing bankruptcy, insolvency, or similar law of the State of Wisconsin relating to the enforcement of the rights of creditors and the relief of debtors if a petition in bankruptcy with respect to BMSBLC or any IDRB Borrower or IDRB Issuer is filed under the United States Bankruptcy Code or in the event of the filing of a petition with respect to BMSBLC or any IDRB Borrower or IDRB Issuer under any such laws of the State of Wisconsin and that the enforceability of the Letter of Credit would not be materially affected by the filing of a petition under the federal bankruptcy law with respect to BMSBLC, any IDRB Borrower, any IDRB Issuer or any person obligated to reimburse the provider of the Letter of Credit for payments made under the Letter of Credit; and (ii) an opinion of Bond Counsel to the effect that delivery of such Substitute Letter of Credit will not result in a Determination of Taxability.

                                   ARTICLE IX

                                   THE TRUSTEE

          Section 9.01. Acceptance of the Trustee. The Trustee hereby accepts the trusts imposed upon it by this Trust Indenture and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

          (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Trust Indenture, and no implied covenants or obligations should be read into this Trust Indenture against the Trustee. In case an Event of Default hereunder has occurred and has not been cured, the Trustee agrees to perform such trusts as an ordinarily prudent trustee under similar circumstances. Whether or not therein expressly so provided, every provision of this Section 9.01 and this Trust Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this subsection.

          (b) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees, but shall be answerable for the conduct of the same in accordance with the standard specified above, and shall be entitled to advice of Counsel concerning all matters of trusts hereof and duties hereunder, and may in all cases pay such reasonable compensation to any attorney, agent, receiver or employee retained or employed by it in connection herewith. The Trustee may act upon the opinion or advice of any attorney or accountant selected by it in the exercise of reasonable care or, if selected or retained by BMSBLC, approved by the Trustee in the exercise of such care. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction based on its good faith reliance upon such opinion or advice.

          (c) The Trustee shall not be responsible for any recital herein or in the Certificates, or for the investment of moneys, except as provided in Article VI hereof, or for the validity of the execution by BMSBLC of this Trust Indenture or of any supplemental indentures or instruments of further assurance, or for the sufficiency of the security for the Certificates issued hereunder or intended to be secured hereby, or otherwise as to the maintenance of the security hereof. The Trustee may (but shall be under no duty to) advise BMSBLC and the Bank of any impending default known to the Trustee.

          (d) The Trustee shall not be accountable for the use or application of any of the Certificates or the proceeds thereof or for the use and application of any money paid over by the Trustee in accordance with the provisions of this Trust Indenture or for the use and application of money received by the Trustee. The Trustee may become the Owner of Certificates secured hereby with the same rights it would have if not Trustee.

          (e) The Trustee shall be protected in acting upon any notice, order, requisition, request, consent, certificate, order, opinion (including an Opinion of Counsel), affidavit, letter, telegram or other paper or document in good faith deemed by it to be genuine and correct and to have been signed or sent by the proper person or persons. Any action taken by the Trustee pursuant to this Trust Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the Owner of any Certificate shall be conclusive and binding upon all future Owners of the same Certificate issued in exchange therefor or in place thereof.

          (f) The Trustee shall not be answerable in connection with its duties hereunder for any act or failure to act, including but not limited to any debts contracted or for damages to persons or to personal property injured or damaged or for salaries or nonfulfillment of contracts during any period in which it may be in the possession of or managing the pledged property as in this Trust Indenture provided except for its negligence or willful default.

          (g) At any and all reasonable times, the Trustee and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right fully to inspect any and all of the property herein conveyed, and to obtain copies of such memoranda from and in regard thereto as may be desired.

          (h) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

          (i) Notwithstanding anything elsewhere in this Trust Indenture contained, the Trustee shall have the right, but shall not be required, to demand, with respect to the withdrawal of any cash, the release of any property or any action whatsoever within the scope of this Trust Indenture, any showings, certificates, opinions (including Opinions of Counsel), appraisals or other information, corporate action or evidence thereof, in addition to that by the terms hereof required, as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right to the withdrawal of any cash, the release of any property or the taking of any other action by the Trustee.

          (j) Before taking any action hereunder requested by Owners of Certificates (other than presentation of drafts to the Bank under the Letter of Credit), the Trustee may require that it be furnished by and at the expense of the Owners of Certificates an indemnity bond satisfactory to it for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability which results from the negligence or willful default of the Trustee, by reason of any action so taken by the Trustee.

          Section 9.02. Fees, Charges and Expenses of the Trustee. The Trustee shall be entitled to payment and/or reimbursement for reasonable fees for services rendered hereunder and all advances, legal fees and other expenses reasonably and necessarily made or incurred by it in and about the execution of the trusts created by this Trust Indenture and in and about the exercise and performance of the powers and duties of the Trustee hereunder and for the reasonable and necessary costs and expenses incurred in defending any liability in the premises of any character whatsoever (unless such liability is adjudicated to have resulted from the negligence or willful default of the Trustee).

          BMSBLC will pay the Trustee's closing expenses, including attorney's fees, at the closing. BMSBLC will also pay to the Trustee all reasonable
expenses   incurred  by  the  Trustee
in connection with the transactions contemplated by this Trust Indenture which are not otherwise required to be paid by BMSBLC under the terms of this Trust Indenture.

          Upon an Event of Default, but only upon an Event of Default, the Trustee shall have a first lien with right of payment prior to payment on account of interest or principal of any Certificate, except for those Certificates deemed to be paid within the meaning of Section 7.02 hereof, upon the Trust Estate for said fees, advances, legal fees, costs and expenses incurred by it, but under no circumstances does the Trustee have any lien on amounts drawn under the Letter of Credit.

          Section 9.03. Notice to Owners of Certificates if Default Occurs. The Trustee shall give to the Owners of Certificates notice of all defaults or Events of Default known to the Trustee within 30 days after the occurrence of a default or Event of Default, unless such default or Event of Default shall have been cured before the giving of such notice; provided that, except in the case of Events of Default in the payment of the principal of or interest on any of the Certificates, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee or a trust committee of directors or chief executive officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Owners of Certificates.

          Section 9.04. Intervention by Trustee. In any judicial proceeding which in the opinion of the Trustee and its counsel has a substantial bearing on the interest of Owners of Certificates, the Trustee may intervene on behalf of Owners of Certificates of a Series and shall do so if requested in writing by the Owners of Certificates of at least 25% of the aggregate principal amount of the Outstanding Certificates of a Series or portions thereof. The rights and obligations of the Trustee under this Section 9.04 are subject to the approval of a court of competent jurisdiction in the premises.

          Section 9.05. Successor Trustee. Any corporation, association or agency into which the Trustee may be converted or merged, with which it may be consolidated or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and under the Continuing Disclosure Agreement and vested with all of the title to the whole property or Trust Estate and all of the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor without the execution or filing of any instrument or any further act, deed, or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          Section 9.06. Resignation by the Trustee. The Trustee may at any time resign from the trusts hereby created by giving 30 days' written notice to BMSBLC and by first-class mail to each Certificate Owner, and such resignation shall take effect only upon the appointment and the acceptance of a successor Trustee by the Owners of Certificates or by BMSBLC and the acceptance by such successor Trustee. Such notice to BMSBLC may be served personally or sent by registered mail.

          Section 9.07. Removal of Trustee. The Trustee may be removed at any time by an instrument or concurrent instruments in writing delivered to the Trustee and BMSBLC and signed by the Owners of Certificates of a majority in aggregate principal amount of the then-Outstanding Certificates or portions thereof, and such removal shall take effect only upon the appointment and the acceptance of a successor Trustee by the Owners of Certificates or by BMSBLC and the acceptance by such successor Trustee.

          Section 9.08. Appointment of the Successor Trustee by the Owners of Certificates; Temporary Trustee. In case the Trustee shall resign or be removed, or shall be dissolved or in the course of dissolution or liquidation, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, a successor may be appointed by the Owners of Certificates of a majority in aggregate principal amount of the then-Outstanding Certificates or portions thereof by an instrument or concurrent instruments in writing signed by such Owners of Certificates or by their attorney-in-fact duly authorized; provided that no such appointment shall be effective without the written consent of BMSBLC, which consent shall not be withheld unreasonably.

          Nevertheless, in case of such vacancy, BMSBLC may appoint a temporary trustee to fill such vacancy until a successor trustee shall be appointed by the Owners of Certificates in the manner above provided; and any such temporary trustee so appointed by BMSBLC shall immediately and without further act be superseded by the trustee so appointed by such Owners of Certificates. Every such trustee appointed pursuant to the provisions of this Section 9.08 shall be a trust company or bank having a reported combined capital and surplus of at least $25,000,000 or assets under trust administration of at least $500,000,000 if there be such an institution willing, qualified and able to accept the trust upon reasonable or customary terms.

          Section 9.09. Concerning any Successor Trustees. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and BMSBLC an instrument in writing accepting such appointment hereunder and under the Continuing Disclosure Agreement, and thereupon such successor, without any further act, assignment or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessors as Trustee; but such predecessor shall, nevertheless, on the written request of BMSBLC or of its successor Trustee, execute and deliver an instrument transferring to such successor Trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and every predecessor trustee shall deliver all securities and moneys held by it as Trustee hereunder to its successor. Should any instrument in writing from BMSBLC be required by any successor Trustee for more fully and certainly vesting in such successor the estates, rights, powers and duties hereby vested or intended to be vested in the predecessor Trustee, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by BMSBLC. The resignation of any Trustee and the instrument or instruments removing any Trustee and appointing a successor hereunder, together with all other instruments provided for in this Section, shall be forthwith filed and/or recorded by the successor Trustee in each recording office where this Trust Indenture has been filed and/or recorded.

          Section 9.10. Trustee Protected in Relying Upon Resolutions, Etc. The resolutions, orders, requisitions, opinions, certificates and other instruments provided for in this Trust Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for the release of property and the withdrawal of cash hereunder.

          Section 9.11. Successor Trustee as Custodian of Funds. In the event of a change in the office of Trustee, the predecessor trustee which has resigned or been removed shall cease to be custodian of the Trust Funds prescribed in
Article V, and the successor Trustee shall be and become such custodian.

                                    ARTICLE X

                             SUPPLEMENTAL INDENTURES

          Section 10.01. Supplemental Indentures Not Requiring Consent of Owners of Certificates. BMSBLC and the Trustee may, from time to time and at any time, without the consent of, or notice to, any of the Owners of Senior Certificates, and when so required by this Trust Indenture shall, enter into an indenture or indentures supplemental to this Trust Indenture (which supplemental indenture or indentures shall thereafter form a part hereof), so as thereby to (a) cure any ambiguity or formal defect or omission in this Trust Indenture or in any supplemental indenture; (b) grant to or confer upon the Trustee for the benefit of the Owners of Senior Certificates any additional rights, remedies, powers, authority or security that may lawfully be granted to or conferred upon the Owners of Senior Certificates or the Trustee; (c) describe or identify more precisely any part of the Trust Estate or to subject to the lien and pledge of this Trust Indenture additional revenues, properties or collateral; (d) evidence the appointment of a separate trustee or a co-trustee or the successor of a new Trustee; (e) modify, eliminate and/or add to the provisions of this Trust Indenture to such extent as shall be necessary to effect the qualification of this Trust Indenture under the Trust Indenture Act of 1939, as then amended, or under any similar federal statute hereafter enacted, and to add to this Trust
Indenture such other provisions as may be expressly permitted by said Trust Indenture Act of 1939, excluding, however, the provisions referred to in Section 316(a)(2) of said Trust Indenture Act of 1939; or (f) make any other change which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of Senior Certificates.

          Section 10.02. Supplemental Indentures Requiring Consent of Owners of Senior Certificates. Exclusive of supplemental indentures covered by Section 10.01, and subject to the terms and provisions contained in this Section, and not otherwise, the Trustee, upon receipt of an instrument evidencing the consent to a supplemental indenture by the Owners of Senior Certificates of not less than a majority of the aggregate principal amount of the Outstanding Senior Certificates or portions thereof, shall join with BMSBLC in the execution of such indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Trust Indenture or in any supplemental indenture; provided, however, that nothing herein contained shall permit or be construed as permitting, except with the consent of the Owners of Senior Certificates of all Outstanding Senior
Certificates or portions thereof (a) an extension of the maturity of the principal of or the interest on any Senior Certificate; or (b) a reduction in the principal amount of any Senior Certificate or the rate of interest on any Senior Certificate; or (c) a privilege or priority of any Senior Certificate or Senior Certificates over any other Senior Certificate or Senior Certificates; or
(d) a reduction in the
aggregate principal amount of the Senior Certificates required for consent to such supplemental indenture; or (e) the creation of any lien ranking prior to or on a parity with the lien of this Trust Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted; or (f) the deprivation of the Owner of any then-Outstanding Senior Certificates of the lien hereby created on the Trust Estate; or (g) the modification of any of the provisions of this Section; or (h) the circumstances under which or the prices at which the Senior Certificates may be redeemed or tendered.

          If at any time BMSBLC shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed to each registered Owner of a Senior Certificate. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Owners of Senior Certificates. The Trustee shall not, however, be subject to any liability to any Senior Certificate Owner by reason of its failure to give such notice, and any such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section.

          Section 10.03. Supplemental Indentures Requiring Consent of Owners of Junior Certificates. Exclusive of supplemental indentures covered by Section 10.01, and subject to the terms and provisions contained in this Section, and not otherwise, the Trustee, upon receipt of an instrument evidencing the consent to a supplemental indenture by the Owners of Junior Certificates of not less than a majority of the aggregate principal amount of the Outstanding Junior Certificates or portions thereof, shall join with BMSBLC in the execution of such indenture or indentures supplemental hereto as shall be deemed necessary and desirable for the purpose of modifying, altering, amending, adding to or rescinding, in any particular, any of the terms or provisions contained in this Trust Indenture or in any supplemental indenture; provided, however, that nothing herein contained shall permit or be construed as permitting, except with the consent of the Owners of all Outstanding Junior Certificates or portions thereof (a) an extension of the maturity of the principal of or the interest on any Junior Certificate; or (b) a reduction in the principal amount of any Junior Certificate or the rate of interest on any Junior Certificate; or (c) a privilege or priority of any Junior Certificate or Junior Certificates over any other Junior Certificate or Junior Certificates; or (d) a reduction in the aggregate principal amount of the Junior Certificates required for consent to such supplemental indenture; or (e) the creation of any lien ranking prior to or on a parity with the lien of this Trust Indenture on the Trust Estate or any part thereof, except as hereinbefore expressly permitted; or (f) the deprivation of the Owner of any then-Outstanding Junior Certificates of the lien hereby created on the Trust Estate; or (g) the modification of any of the provisions of this Section; or (h) the circumstances under which or the prices at which the Junior Certificates may be redeemed or tendered.

          If at any time BMSBLC shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed to each registered Owner of a Junior Certificate. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the principal office of the Trustee for inspection by all Owners of Junior Certificates. The Trustee shall not, however, be subject to any liability to any Junior Certificate Owner by reason of its failure to give such notice, and any such failure shall not affect the validity of such supplemental indenture when consented to and approved as provided in this Section.

          Section 10.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article X, this Trust Indenture shall be modified in accordance therewith and such supplemental indenture shall form a part of this Trust Indenture for all purposes, and every Owner of Senior Certificates theretofore or thereafter delivered hereunder shall be bound thereby; provided, however, that no supplemental indenture shall be given effect unless the Trustee shall have first received a written opinion of Bond Counsel to the effect that the execution and implementation of the supplemental indenture will not result in a Determination of Taxability.

          Section 10.05. Consent of BMSBLC and Bank. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article X which, in the reasonable judgment of BMSBLC, adversely affects the rights of BMSBLC hereunder or under the Credit Agreement, and while BMSBLC is not in default under the Credit Agreement, shall not become effective unless and until BMSBLC shall have consented in writing to the execution and delivery of such supplemental indenture. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article X so long as the Bank has not improperly dishonored a draw on the Letter of Credit, shall not become effective unless and until the Bank shall have consented in writing to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture to the execution and delivery of which BMSBLC and the Bank have not already consented, together with a copy of the proposed supplemental indenture and written consent form to be signed by each of BMSBLC and the Bank, to be mailed by registered mail to BMSBLC and the Bank at least 30 days prior to the proposed date of execution and delivery of any such supplemental indenture.

          Section 10.06. Rights of Trustee. If, in the opinion of the Trustee, any supplemental indenture provided for in this Section affects the rights, duties or immunities of the Trustee under this Trust Indenture or otherwise, the Trustee may, in its discretion, decline to execute such supplemental indenture, except to the extent that this may be required in the case of a supplemental indenture entered into under Section 10.01 hereof. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel as conclusive evidence that any such supplemental indenture conforms to the requirements of this Trust Indenture.

                                   ARTICLE XI

                 AMENDMENT OF LOAN AGREEMENT OR LETTER OF CREDIT

          Section 11.01. Amendments, Etc. to Letter of Credit Not Requiring Consent of Owners of Senior Certificates. The Trustee may, without the consent of or notice to the Owners of Senior Certificates, consent to any amendment, change or modification of the Letter of Credit which may be required or permitted (i) by the provisions of this Trust Indenture or the Letter of Credit;

(ii) for the purpose of curing any  ambiguity or formal  defect or omission;  or
(iii) in connection with any other change therein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the Owners of Senior Certificates. The Trustee shall consent to no amendment, change or modification of the Letter of Credit which is inconsistent with the requirements of this Trust Indenture.

          Section 11.02. Amendments, Etc. to Letter of Credit Requiring Consent of Owners of Senior Certificates. Except for the amendments, changes or modifications as provided in Section 11.01, the Trustee shall not consent to any other amendment, change or modification of the Letter of Credit without notice and the written approval or consent of the Owners of Senior Certificates of not less than a majority in aggregate principal amount of the then-Outstanding Senior Certificates or portions thereof given and procured as in this Section; provided that the Trustee shall consent to no amendment which adversely affects the rights of some but less than all the Outstanding Senior Certificates without the consent of Owners of Senior Certificates so affected; and provided further that the Trustee shall not, without the unanimous written consent of the Owners of Senior Certificates, consent to any amendment which would (i) decrease the amounts payable under the Letter of Credit, or (ii) change the dates of payment under the Letter of Credit.

          If at any time BMSBLC shall request the consent of the Trustee to any such proposed amendment, change or modification of the Letter of Credit, the Trustee shall, upon being satisfactorily indemnified by BMSBLC with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 10.01 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the principal office of the Trustee for inspection by all Owners of Senior Certificates. If the Owners of Senior Certificates of not less than a majority in aggregate principal amount of the Outstanding Senior Certificates or portions thereof at the time of the execution of any such amendment, change or modification shall have consented to and approved the execution of any such amendment, change or modification as herein provided, no Owner of any Senior Certificate shall have any right to object to any of the terms and provisions contained therein, or the operation thereof, or in any manner to question the propriety of the execution thereof, or to enjoin or restrain the Trustee or BMSBLC from executing the same or from taking any action pursuant to the provisions thereof.

          Section 11.03. Consent of Trustee and BMSBLC. The Letter of Credit may not be effectively amended, changed or modified as provided in this Article XI without the written consent of the Trustee and BMSBLC. If, in the opinion of the Trustee, who may rely on an opinion of Bond Counsel, any amendment, change or modification of the Letter of Credit provided for in this Section materially affects the rights, duties or immunities of the Trustee under this Trust Indenture or otherwise, the Trustee may, in its discretion, decline to consent thereto.

          Section 11.04. Consent of Bank. No amendment, change or modification of any document referred to in this Article XI shall be effective unless the Bank shall have consented in writing thereto.

                                   ARTICLE XII

                                  MISCELLANEOUS

          Section 12.01. Consent, Etc. of Owners of Certificates. Any consent, request, direction, approval, objection or other instrument required by this Trust Indenture to be signed and executed by Owners of Certificates may be in any number of concurrent writings of similar tenor and may be signed or executed by such Owners of Certificates in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of the Certificates, if made in the following manner, shall be sufficient for any of the purposes of this Trust Indenture and shall be conclusive in favor of the Trustee with regard to any action taken by it under such request or other instrument, namely:

          (a) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by an affidavit of any witness to such execution; and

          (b) The ownership of Certificates shall be proved by the Certificate Register.

          Section 12.02. Limitation of Rights. With the exception of rights herein conferred, nothing expressed or mentioned in or to be implied from this Trust Indenture or the Certificates is intended or shall be construed to give to any person or company other than the parties hereto, the Owners of Certificates, the Beneficial Owners, the Remarketing Agent, the Bank, any legal or equitable right, remedy or claim under or with respect to this Trust Indenture or any covenants, conditions and provisions herein contained; this Trust Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and the Owners of Certificates hereby secured as herein provided.

          Section 12.03. Severability. If any provision of this Trust Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because it conflicts with any provisions or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance or of rendering any other provision or provisions herein contained invalid inoperative or unenforceable to any extent whatever.

          The invalidity of any one or more phrases, sentences, clauses or paragraphs in this Trust Indenture contained shall not affect the remaining portions of this Trust Indenture or any part thereof.

          Section 12.04. Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered mail, postage prepaid, with proper address as indicated below. BMSBLC, the Trustee and the Bank may, by written notice given by each to the others, designate any address or addresses to which notices, certificates or other communications to them shall be sent when required as contemplated by this

Trust Indenture. The Remarketing Agent and the Bank shall receive copies of all notices hereunder. Until otherwise provided by the respective parties, all notices, certificates and communications to each of them shall be addressed as follows:

          To BMSBLC:              Bando McGlocklin Small Business
                                  Lending Corporation
                                  W239 N1700 Busse Road and Highway J
                                  Waukesha, WI  53188
                                  Attn:  Scott J. Russell

          To the Bank:            Firstar Bank, National Association
                                  777 East Wisconsin Avenue, JS 3 South
                                  Milwaukee, WI  53202
                                  Attn:  Jon B. Beggs

          To the Trustee:         Firstar Bank, National Association
                                  1555 North RiverCenter Drive, #301
                                  Milwaukee, WI  53212
                                  Attn: Corporate Trust Services

          To the                  Robert W. Baird & Co. Incorporated
          Remarketing Agent:      777 East Wisconsin Avenue, 28th Floor
                                  Milwaukee, WI  53202
                                  Attn: Municipal Bond Trading

          Section   12.05.   Counterparts.   This   Trust   Indenture   may   be
simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

          Section 12.06. Third-Party Beneficiary. The Trustee and BMSBLC acknowledge that so long as the Letter of Credit is in effect or any amount remains payable under the Credit Agreement, the Bank shall be an express third-party beneficiary of this Trust Indenture, with full power, to the maximum extent permitted by applicable law, to enforce the provisions hereof.

          IN WITNESS WHEREOF, Bando McGlocklin Small Business Lending Corporation, a Wisconsin corporation, has caused these presents to be signed in its name and behalf by its President and Secretary, and, to evidence its acceptance of the trusts hereby created, Firstar Bank, National Association, Milwaukee, Wisconsin, as Trustee, has caused these presents to be signed in its name and behalf by its duly authorized officers, all as of the date first above written.


                                          BANDO McGLOCKLIN SMALL BUSINESS
                                           LENDING CORPORATION


                                          By:        /s/ Scott J. Russell
                                                --------------------------------
                                          Name:      Scott J. Russell
                                                --------------------------------
                                          Title:     Senior Vice President
                                                --------------------------------



                                          FIRSTAR BANK, NATIONAL ASSOCIATION,
                                            as Trustee


                                          By:        /s/ Peter M. Brennan
                                                --------------------------------
                                          Name:      Peter M. Brennan
                                                --------------------------------
                                          Title:     Assistant Vice President
                                                --------------------------------


                                          By:        /s/ Steven J. Peterson
                                                --------------------------------
                                          Name:      Steven J. Peterson
                                                --------------------------------
                                          Title:     Trust Officer
                                                --------------------------------



                       [Signature Page of Trust Indenture]

                                    EXHIBIT A

                           FORM OF SENIOR CERTIFICATE


                    INDUSTRIAL DEVELOPMENT REVENUE BOND TRUST
                           WEEKLY VARIABLE RATE DEMAND
                      SENIOR CERTIFICATES OF PARTICIPATION,
                                    SERIES __

REGISTERED                                                            REGISTERED
NO. R-__                                                             $__________


                    Initial
                    Interest       Maturity                             CUSIP
  Dated Date          Rate           Date           Closing Date        Number

March 23, 2000        4.10%       ___________      March 23, 2000      456057___


Registered Owner:  CEDE & CO.

Principal Amount:  ___________________ DOLLARS ($__________)


          KNOW ALL PEOPLE BY THESE PRESENTS that Firstar Bank, National Association, Milwaukee, Wisconsin, or its successor or successors, as Trustee (the "Trustee") of the Industrial Development Revenue Bond Trust (the "Trust") created pursuant to the Trust Indenture dated as of March 1, 2000 (the "Trust Indenture"), will pay, but only from moneys available under the Trust Indenture, to the Registered Owner, or registered assigns, on the Maturity Date (unless this Senior Certificate shall have been called for prior redemption, in which case on such date (the "Redemption Date")), upon presentation and surrender hereof, the Principal Amount, and to pay interest thereon (computed on a 365/366-day year basis), from the date hereof through the Wednesday of the following week at the Initial Interest Rate set forth above and thereafter at the interest rate per annum established below, payable on the first day of each month, commencing April 1, 2000, and on each Redemption Date described below (the "Interest Payment Dates"), until payment of such principal sum, or if this Senior Certificate shall be duly called for redemption, until the Redemption Date. This Senior Certificate shall be dated by the Trustee as of the last preceding Interest Payment Date to which interest on the Certificate has been paid or made available for payment. Prior to the first Interest Payment Date after the Original Issue Date, such Certificate shall be dated as of the Original Issue Date. The principal of and interest on this Senior Certificate are payable in lawful money of the United States of America at the principal corporate trust office of the Trustee. Interest hereon which is payable, and punctually paid or duly provided for, on any interest payment date shall be paid by check drawn by the Trustee payable to the order of the person in whose name this Senior Certificate is registered at the close of business on the Business Day as defined below immediately preceding such date. Such interest shall be mailed to such person at the address shown on the Certificate Register kept



                                   Exhibit A-1
by the  Trustee.  Owners  of at least  $1,000,000  principal  amount  of  Senior
Certificates or The Depository Trust Company or any successor Securities Depository may elect to have their interest paid by wire transfer of immediately available funds in accordance with the Trust Indenture hereinafter referred to. Payment of the principal of and interest on this Senior Certificate shall be made in lawful money of the United States of America. All payments hereon shall be applied first to accrued interest and the remainder to reduction of principal on the Maturity Date or any Redemption Date.

          The Senior Certificates of Participation ("Senior Certificates") of each Series represent undivided proportionate interests in rights to receive principal and interest payments made on industrial development revenue bonds ("IDRBs") issued by Wisconsin municipalities. Bando McGlocklin Small Business Lending Corporation, a Wisconsin corporation ("BMSBLC"), is the current owner of the IDRBs and will sell and assign the IDRBs to the Trustee as provided in the Trust Indenture.

          To further  secure the Senior  Certificates,  Firstar  Bank,  National
Association,   Cincinnati,   Ohio  (the  "Bank"),  has  issued  its  irrevocable
direct-pay liquidity letter of credit (the "Letter of Credit," which term includes any Substitute Letter of Credit) in favor of the Trustee. The amount available under the Letter of Credit is sufficient to pay the principal of and up to 45 days of interest on the Senior Certificates at a maximum rate of the lesser of 10%, or the interest rate payable on the applicable IDRB minus 0.1% (the "Cap Rate") as such principal and interest becomes due.

          From the period from the date of the initial delivery of the Senior Certificates through the Wednesday of the immediately following week, the Senior Certificates will bear interest at the rate set forth above. Thereafter, and until the maturity date of this Senior Certificate, the Senior Certificates shall bear interest from the Thursday of a week, to and including the Wednesday of the next week at the Weekly Variable Rate. "Weekly Variable Rate" means the interest rate on the Senior Certificates determined by the Remarketing Agent on each Wednesday (or the preceding Business Day if a Wednesday is not a Business
Day) for the week beginning on the Thursday following the date of determination (whether or not a Business Day) and ending on the immediately following Wednesday (whether or not a Business Day) as the rate necessary (but not greater than the lesser of the interest rate payable on the applicable IDRB or the Cap
Rate) to effect a sale of the Senior Certificates at par on the immediately succeeding Thursday. If the Remarketing Agent fails to establish a Weekly Variable Rate, the Senior Certificates shall bear interest for the immediately succeeding week at the same rate as the immediately preceding week. The Trustee shall confirm the interest rate on the Senior Certificates from time to time in effect by telephone (confirmed in writing if requested). The determination of the Weekly Variable Rate shall be conclusive and binding on BMSBLC, the Trustee, the Tender Agent, the Remarketing Agent, the Bank and the Owners from time to time of the Senior Certificates. Interest shall accrue from the scheduled date of any payment until the business day on which such payment is made.

Purchase of Senior Certificates at Option of Senior Certificate Owners

          An Owner or Beneficial Owner of a Senior Certificate may tender its Senior Certificate or beneficial ownership interest for purchase in whole or in part (and if in part in integral



                                   Exhibit A-2
multiples of $5,000) to the Tender Agent, Firstar Bank, National Association, 1555 North RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, Attention:
Corporate Trust Services, on any Business Day for a price of 100% of the principal amount of the Senior Certificates so tendered plus accrued interest. In order to exercise such option with respect to any Senior Certificate or portion thereof, the Beneficial Owner thereof must give to the Tender Agent (through its Direct Participant or Indirect Participant) at its designated corporate trust office by the opening of business at such office at least seven days preceding the proposed purchase date, written notice which: (a) states the name and taxpayer identification number of the Beneficial Owner and identifies the Direct Participant or Indirect Participant, (b) is accompanied by evidence satisfactory to the Trustee of the Beneficial Owner's beneficial ownership interest in the Senior Certificate(s) to be purchased, (c) states the Series and principal amount of the Senior Certificate(s) or portions thereof to be purchased, (d) states the purchase date on which purchase is demanded, which must be a Business Day not earlier than seven days after delivery of the tender notice, and (e) contains irrevocable authorization for the Direct Participant or Indirect Participant to transfer the Beneficial Owner's Senior Certificate(s) on the purchase date. Upon the delivery of such written notice of tender, such election to tender shall be irrevocable and binding upon the Beneficial Owner thereof. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Senior Certificates being tendered transferred to the Tender Agent at or prior to 10:00 a.m., Milwaukee, Wisconsin time, on the tender date. The Tender Agent shall, in its sole discretion, determine whether, with respect to any Senior Certificate, the Beneficial Owner thereof shall have properly exercised the option to have its Senior Certificate or beneficial ownership interest purchased as a whole or in part.

          If the Senior Certificates are held in a book-entry system, a Tender Notice pursuant to the preceding paragraph may be delivered by a Beneficial Owner. Such Tender Notice must be delivered as set forth in Section 2.15 of the Trust Indenture. Such Tender Notice must be delivered to the Tender Agent (through its Direct Participant or Indirect Participant) at its designated corporate trust office by the opening of business at such office at least seven days preceding the proposed purchase date, and such Tender Notice shall: (a) state the name and taxpayer identification number of the Beneficial Owner and identify the Direct Participant or Indirect Participant, (b) be accompanied by evidence satisfactory to the Trustee of the Beneficial Owner's beneficial ownership interest in the Senior Certificate(s) to be purchased, (c) state the principal amount of the Senior Certificate(s) or portions thereof to be purchased, (d) state the purchase date on which purchase is demanded, which must be a Business Day not earlier than seven days after delivery of the tender notice, and (e) contain irrevocable authorization for the Direct Participant or Indirect Participant to transfer the Beneficial Owner's Senior Certificate(s) on the purchase date. Upon delivery of such notice, the Beneficial Owner must make arrangements to have its beneficial ownership interest in the Senior Certificates being tendered transferred to the Tender Agent at or prior to 10:00 a.m., Milwaukee, Wisconsin time on the Tender Date, but need not otherwise comply with Section 2.15 of the Trust Indenture.

          If there has been  irrevocably  deposited  in the  Senior  Certificate
Purchase Account an amount sufficient to pay the purchase price of all Senior Certificates tendered or deemed to be tendered for purchase on such specified purchase date, the Owner of any Senior Certificates which are required to be tendered for redemption or purchase in accordance with the provisions of Section
2.14 of the Trust Indenture but which in fact are not delivered to the Trustee or the



                                   Exhibit A-3

Tender Agent, as the case may be, on or before the applicable redemption or purchase date (an "Untendered Senior Certificate") shall not be entitled to receive interest on such Untendered Senior Certificate on and after the specified purchase date, and all such Untendered Senior Certificates shall be deemed to have been tendered for purchase and purchased pursuant to Section 2.15 of the Trust Indenture on such specified purchase date. The Trustee, at the direction of the Tender Agent, shall issue a new Senior Certificate or Senior Certificates in the same aggregate principal amount for any Untendered Senior Certificates which are not tendered for purchase on any specified purchase date and, upon receipt of any such Untendered Senior Certificates from the Owner thereof, shall pay the purchase price of such Untendered Senior Certificates to the Owners thereof and cancel such Untendered Senior Certificates as provided in the Trust Indenture.

          Substitute Letter of Credit. The Trustee shall, from time to time, at the written direction of BMSBLC, accept a renewal, substitute or replacement Letter of Credit (a "Substitute Letter of Credit") effective on an Interest Payment Date to replace the Letter of Credit then in effect (the "existing Letter of Credit"), provided that the Substitute Letter of Credit meets the requirements of a Letter of Credit as set forth in the Trust Indenture.

          Redemption of Senior Certificates. The Senior Certificates may not be called for redemption prior to maturity, except as described below. The Letter of Credit covers the payment of principal and accrued interest (up to 45 days at the Cap Rate) due on the date of any such redemption.

          Following an Event of Default (as defined therein) under the Trust Indenture, the Trustee may be required to accelerate the maturity of the Senior Certificates (or, if the Event of Default relates to certain of the IDRBs, the corresponding Series of Senior Certificates) and draw upon the Letter of Credit for the funds necessary to retire such Senior Certificates. An Event of Default under the Trust Indenture resulting in the acceleration of the Senior Certificates can occur, at the direction of the Bank, anytime there is a default under the Credit Agreement as it exists on the date the Senior Certificates are issued or as it may be amended from time to time by BMSBLC and the Bank.

          Mandatory Redemption Upon Payment or Prepayment of IDRBs. Senior Certificates of a Series are subject to mandatory redemption prior to stated maturity, in whole or in part, in integral multiples of $5,000, on any Business Day, as a result of any payment or prepayment of the corresponding IDRB under the terms of the corresponding IDRB Bond Agreement. The redemption price for any such redemption shall be 100% of the par amount, plus accrued interest to the date of redemption. Principal on the IDRBs may be paid or prepaid as a result of the following:

          (a) Scheduled  Payments  of  Principal.   The  IDRBs  are  subject  to
scheduled payments of principal, whether by stated maturity payments or sinking fund installments, as described in the Series Supplements.

          (b) Optional Redemption. The IDRBs are subject to optional redemption at the option and direction of the IDRB Borrowers, as described in the Series Supplements.



                                   Exhibit A-4

          (c) Extraordinary Redemption. The IDRBs are subject to mandatory redemption, in whole but not in part, at any time at a redemption price of 100% of the principal amount so redeemed, plus accrued interest to the applicable Redemption Date, following a casualty loss or other extraordinary event that shall destroy or substantially damage the project financed by an IDRB or make it impossible to operate such project for a period of six months or more, as described in the Series Supplements.

          Mandatory Redemption Upon IDRB Payment Default. Senior Certificates of a Series are subject to mandatory redemption, in whole but not in part, if a default shall be made in the due and punctual payment of the purchase price or principal of or interest on the corresponding IDRB, and such default shall have continued for a period of 45 days.

          Mandatory Redemption Upon Direction of the Bank. The Bank may at any time certify to the Trustee that an Event of Default has occurred under the Credit Agreement, and demand an acceleration of one or more Series of the Senior Certificates.

          Mandatory Redemption Prior to Expiration of Letter of Credit. The Senior Certificates shall be subject to mandatory redemption, in whole but not in part, 15 days prior to the expiration date of the Letter of Credit then in effect, unless an acceptable extension to or replacement of the Letter of Credit then in effect, meeting the requirements of Sections 8.12 and 8.13 of the Trust Indenture, shall have been delivered to the Trustee at least 45 days prior to the expiration date of the Letter of Credit then in effect. Notwithstanding the foregoing, if the Substitute Letter of Credit is from a bank other than the provider of the then-existing Letter of Credit, then the Senior Certificates shall be subject to mandatory tender on the Substitution Date. The redemption price in any such event shall be 100% of the principal amount of the Senior Certificates so redeemed, plus accrued interest to the redemption date, without premium.

          Mandatory Redemption Upon Determination of Taxability of IDRB. The Senior Certificates shall be subject to mandatory redemption, by Series, in whole in the event that a determination has been made that interest on the IDRB will not be excluded from inclusion in gross income of the owners of the IDRB, as described in the Series Supplements. The redemption price of the Senior Certificates upon a Determination of Taxability is 100% of the principal amount of Senior Certificates so redeemed, plus accrued interest to the redemption date. No tax redemption premium is to be paid to any Senior Certificate Owner, regardless of the provisions, if any, relating to a tax redemption premium that may be contained in the applicable IDRB Bond Agreement. The Letter of Credit does not cover any tax redemption premium, and Senior Certificate Owners have no recourse to any IDRB Borrower, the Trustee or to BMSBLC for the payment of any tax redemption premium.

          Mandatory Redemption Upon Determination of Taxability of Senior Certificates. The Senior Certificates shall be subject to mandatory redemption, by Series, in whole but not in part, upon a Determination of Taxability relating to such Series.

          Mandatory Tender of Senior Certificates. Each Senior Certificate Owner or Beneficial Owner (except the Owner or Beneficial Owner of Pledged Senior Certificates) must tender its Senior Certificates to the Trustee or the Tender Agent on or before the Mandatory Tender Date for redemption or purchase in accordance with the Trust Indenture on the Mandatory Tender



                                   Exhibit A-5

Date. The purchase price shall be equal to 100% of the principal amount plus accrued interest, if any, to the date of purchase. "Mandatory Tender Date" shall mean each Redemption Date and Letter of Credit Substitution Date (but only if the Substitute Letter of Credit is provided by a financial institution other than the provider of the existing Letter of Credit).

          Partial Redemption. If Senior Certificates of a Series are redeemed in part, the particular Senior Certificates of that Series or portions thereof to be redeemed shall be selected by the Trustee by lot or by such other random means as the Trustee shall determine in its discretion. Any Senior Certificate to be redeemed only in part shall be surrendered by the Owner thereof and the Trustee shall deliver to such Owner a new Senior Certificate of any authorized denomination requested by such Owner in an aggregate principal amount equal to the unredeemed portion of the Senior Certificate so surrendered. Senior Certificates of denominations greater than $5,000 may be called for redemption in part, but only in multiples of $5,000. The Trustee shall notify the Bank of any partial redemption and shall deliver to the Bank the proper documentation to reduce the size of the Letter of Credit.

          Notice of Redemption. Notice of redemption shall be mailed not less than 30 but not more than 60 days before the Redemption Date, except that notice of a call for redemption because of a default and consequent acceleration of the Senior Certificates under Article VIII of the Trust Indenture or because of a Determination of Taxability shall be given by mailing a redemption notice within 5 days after the date of any such acceleration or Determination of Taxability, with the redemption date to occur not more than 14 days after the date of such acceleration or Determination of Taxability. In no event, however, shall such notice of redemption establish a redemption date later than one day prior to the date on which the Letter of Credit would cease to be in an amount sufficient to pay the principal of the Senior Certificates redeemed together with interest accrued through the redemption date. Failure to give any such notice by mailing, or any defect therein, shall not affect the validity of any proceedings for the redemption of any other Senior Certificate. All Senior Certificates so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Trust Indenture and shall not be deemed Outstanding under the provisions of the Trust Indenture.

          If the Trustee shall accelerate the payment of one or more Series of Senior Certificates, the Bank, at its option, may purchase with its own immediately available funds all (but not part) of such Senior Certificates at a price of 100% of the principal amount thereof plus accrued interest or interest due thereon on the date of purchase, provided that such Senior Certificates may be purchased by the Bank only with moneys which are not recoverable from Senior Certificate Owners as a transfer avoidable as a preference in the event a petition is filed under the United States Bankruptcy Code with respect to BMSBLC as debtor, or in the event of a filing of a petition with respect to BMSBLC under any existing bankruptcy, insolvency or similar law of the State of Wisconsin relating to the enforcement of the right of creditors and the relief of debtors.

          The Senior Certificate Owner shall have no right to enforce the provisions of the Trust Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default or Event of Default under the Trust Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Trust Indenture.



                                   Exhibit A-6

Nothing in the Trust Indenture shall affect or impair the right of any Senior Certificate Owner to institute suit against an IDRB Issuer to enforce payment when due to such Owner of its share of IDRB Payments. In certain events, on the conditions, in the manner and with the effect set forth in the Trust Indenture, the principal of all Senior Certificates issued thereunder and then Outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of the Trust Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Trust Indenture.

          This Senior Certificate is transferable by the Owner hereof upon surrender of this Senior Certificate for transfer at the office of the Trustee, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the Owner hereof or his attorney duly authorized in writing. Thereupon, the Trustee shall deliver, in exchange for this Senior Certificate, one or more new Senior Certificates in the name of the transferee, of an authorized denomination, in aggregate unpaid principal amount equal to the aggregate unpaid principal amount of this Senior Certificate, of the same maturity, and having the same payment dates and bearing interest at the same rate and on the same dates. The Senior Certificates may not be registered to bearer.



                                   Exhibit A-7

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the execution and delivery of the Trust Indenture and the issuance of this Senior Certificate do exist, have happened and have been performed in due time, form and manner, as required by law, and that the issuance of this Senior
Certificate and the Series of which it forms a part, together with all other obligations of BMSBLC, does not exceed or violate any constitutional or statutory limitation of indebtedness.

          IN WITNESS WHEREOF, Firstar Bank, National Association, Milwaukee, Wisconsin, as Trustee, has caused this Senior Certificate to be executed in its name by the facsimile signatures of its authorized officers and sealed with a facsimile of its corporate seal.


                                        FIRSTAR BANK, NATIONAL ASSOCIATION,
                                          as Trustee


         [SEAL]                         By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------



                                   Exhibit A-8

                                   ASSIGNMENT


                                                      SOCIAL SECURITY OR FEDERAL
                                                      EMPLOYER IDENTIFICATION
                                                      NUMBER:


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
           (Please print or typewrite name and address of transferee)


the within Senior Certificate and all rights and thereunder, and hereby irrevocably constitutes and appoints


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of attorney)


attorney-in-fact to transfer the within Senior Certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
      -----------------------------


Signature Guaranteed:




-----------------------------------          -----------------------------------
NOTICE:    Signature(s)   must   be          NOTICE:   The   signature  to  this
guaranteed  by a  commercial  bank,          assignment must correspond with the
broker,   dealer,    municipal   or          name as it appears upon the face of
government   securities  broker  or          the within  Senior  Certificate  in
dealer,   credit  union,   national          every      particular,      without
securities   exchange,   registered          alteration  or  enlargement  or any
securities  association,   clearing          change whatsoever.
agency or savings association.



                                   Exhibit A-9

                                    EXHIBIT B

                           FORM OF JUNIOR CERTIFICATE


                    INDUSTRIAL DEVELOPMENT REVENUE BOND TRUST
                           WEEKLY VARIABLE RATE DEMAND
                      JUNIOR CERTIFICATE OF PARTICIPATION,
                                    SERIES __

REGISTERED                                                            REGISTERED
NO. J-__                                                             $__________


                                   Maturity
        Dated Date                   Date                  Closing Date

      March 23, 2000             ____________             March 23, 2000


Registered Owner:   BANDO McGLOCKLIN SMALL BUSINESS
                    LENDING CORPORATION

Principal Amount: ___________________ DOLLARS ($__________)


          KNOW ALL PEOPLE BY THESE PRESENTS that Firstar Bank, National Association, Milwaukee, Wisconsin, or its successor or successors, as Trustee (the "Trustee") of the Industrial Development Revenue Bond Trust (the "Trust") created pursuant to the Trust Indenture dated as of March 1, 2000 (the "Trust Indenture"), will pay, but only from moneys available under the Trust Indenture, to the Registered Owner, or registered assigns, on the Maturity Date (unless this Junior Certificate shall have been called for prior redemption, in which case on such date (the "Redemption Date")), upon presentation and surrender hereof, the Principal Amount, and to pay interest thereon (computed on a 365/366-day year basis), from the date hereof through the Wednesday of the following week at the Initial Interest Rate set forth above and thereafter at the interest rate per annum established below, payable on the first day of each month, commencing April 1, 2000, and on each Redemption Date for the Senior Certificates of the Series (the "Interest Payment Dates"), until payment of such principal sum, or if this Junior Certificate shall be duly called for redemption, until the Redemption Date. This Junior Certificate shall be dated by the Trustee as of the last preceding Interest Payment Date to which interest on the Certificate has been paid or made available for payment. Prior to the first Interest Payment Date after the Original Issue Date, such Certificate shall be dated as of the Original Issue Date. The principal of and interest on this Junior Certificate are payable in lawful money of the United States of America at the principal corporate trust office of the Trustee. Interest hereon which is payable, and punctually paid or duly provided for, on any interest payment date shall be paid by check drawn by the Trustee payable to the order of the person in whose name this Junior Certificate is registered at the close of business on the Business Day as defined below immediately preceding such date. Such interest shall be mailed to such person at the address shown on the Certificate



                                   Exhibit B-1

Register kept by the Trustee. Payment of the principal of and interest on this Junior Certificate shall be made in lawful money of the United States of America.

          This Junior Certificate is one of several Series of junior certificates of participation ("Junior Certificates") issued under and equally and ratably secured and executed and delivered by the Trustee or any successor Trustee under the Trust Indenture. Reference is made to the Trust Indenture, including all indentures supplemental thereto, for the provisions with respect to the nature and extent of the security, the rights, duties and obligations of Bando McGlocklin Small Business Lending Corporation, a Wisconsin corporation ("BMSBLC"), the Trustee and the Owners of Junior Certificates, and the terms upon which the Junior Certificates are issued and secured.

          The Owner of this Junior Certificate will be entitled, on each Interest Payment Date, to all amounts in the corresponding IDRB Fund, less (i) principal and interest payable to Owners of the corresponding Senior Certificates of the Series, (ii) all amounts payable to the Bank and to the Trustee relating to the Series, and (iii) the "odd lot" principal amount (if any) retained by the Trustee (as described in Section 5.02(g) of the Trust Indenture), which shall be payable only upon redemption of the last Outstanding Senior Certificate of the Series. The rights of the Owner of a Junior Certificate to any payments are junior and subordinate to the rights of the Owners of Senior Certificates, as set forth in the Indenture. The Owner of this Junior Certificate shall not be entitled to any benefit of the Letter of Credit issued for the benefit of the Owners of the Senior Certificates of the Series.

          Mandatory Redemption. This Junior Certificate must be tendered for redemption on the Redemption Date for the last Outstanding Senior Certificate of the Series, as provided in the Trust Indenture.

          The  Junior  Certificate  Owner  shall  have no right to  enforce  the provisions of the Trust Indenture or to institute action to enforce the covenants therein, or to take any action with respect to any default or Event of Default under the Trust Indenture, or to institute, appear in or defend any suit or other proceedings with respect thereto, except as provided in the Trust Indenture. In certain events, on the conditions, in the manner and with the effect set forth in the Trust Indenture, the principal of all Junior Certificates issued thereunder and then Outstanding may become or may be declared due and payable before the stated maturity thereof, together with interest accrued thereon. Modifications or alterations of the Trust Indenture, or of any indenture supplemental thereto, may be made only to the extent and in the circumstances permitted by the Trust Indenture.

          This Junior Certificate is transferable by the Owner hereof upon surrender of this Junior Certificate for transfer at the office of the Trustee, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Trustee and executed by the Owner hereof or his attorney duly authorized in writing. Thereupon, the Trustee shall deliver, in exchange for this Junior Certificate, one or more new Junior Certificates in the name of the transferee, of an authorized denomination, in aggregate unpaid principal amount equal to the aggregate unpaid principal amount of this Junior Certificate, of the same maturity, and having the same payment dates and bearing interest at the same rate and on the same dates. The Junior Certificates may not be registered to bearer.



                                   Exhibit B-2

          IT IS HEREBY CERTIFIED, RECITED AND DECLARED that all acts, conditions and things required to exist, to happen and to be performed precedent to and in the execution and delivery of the Trust Indenture and the issuance of this Junior Certificate do exist, have happened and have been performed in due time, form and manner, as required by law, and that the issuance of this Junior
Certificate and the Series of which it forms a part, together with all other obligations of BMSBLC, does not exceed or violate any constitutional or statutory limitation of indebtedness.

          IN WITNESS WHEREOF, Firstar Bank, National Association, Milwaukee, Wisconsin, as Trustee, has caused this Junior Certificate to be executed in its name by the facsimile signatures of its authorized officers and sealed with a facsimile of its corporate seal.


                                        FIRSTAR BANK, NATIONAL ASSOCIATION,
                                          as Trustee


         [SEAL]                         By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------



                                   Exhibit B-3

                                   ASSIGNMENT


                                                      SOCIAL SECURITY OR FEDERAL
                                                      EMPLOYER IDENTIFICATION
                                                      NUMBER:


          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto


--------------------------------------------------------------------------------
           (Please print or typewrite name and address of transferee)


the within Junior Certificate and all rights and thereunder, and hereby irrevocably constitutes and appoints


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of attorney)


attorney-in-fact to transfer the within Junior Certificate on the books kept for registration thereof, with full power of substitution in the premises.


Dated:
      -----------------------------


-----------------------------------          -----------------------------------
NOTICE:    Signature(s)   must   be          NOTICE:   The   signature  to  this
guaranteed  by a  commercial  bank,          assignment must correspond with the
broker,   dealer,    municipal   or          name as it appears upon the face of
government   securities  broker  or          the within  Junior  Certificate  in
dealer,   credit  union,   national          every      particular,      without
securities   exchange,   registered          alteration  or  enlargement  or any
securities  association,   clearing          change whatsoever.
agency or savings association.



                                   Exhibit B-4

                                   Exhibit C-1
                                    EXHIBIT C

                     FORM OF NOTICE OF MANDATORY TENDER DATE


TO:  [Name and address of Senior Certificate Owner]


          In accordance with Section 2.01 of the Trust Indenture dated as of March 1, 2000 (the "Trust Indenture") between Bando McGlocklin Small Business Lending Corporation, a Wisconsin corporation ("BMSBLC"), and the undersigned, as Trustee (the "Trustee"), securing $8,765,000 aggregate principal amount of Industrial Development Revenue Bond Trust Weekly Variable Rate Demand Senior Certificates of Participation, Series A, B, C, D, E, F and G ("Senior Certificates"), you are hereby notified that the Senior Certificates are subject to Mandatory Tender by you at a price equal to the principal amount thereof plus accrued interest to the Mandatory Tender Date (the "Tender Purchase Price") by delivery of your Senior Certificates to the Tender Agent, Firstar Bank, National Association, 1555 North RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, Attention: Corporate Trust Services, prior to 10:00 a.m., Milwaukee, Wisconsin time, on or before __________, 20___ with the transfer of registration form printed on the Senior Certificate executed in blank. No interest will be payable to you on any Senior Certificate from and after __________, 20___ (the "Mandatory Tender Date"). Payment of the Tender Purchase Price may be delayed by failure to deliver your Senior Certificates timely for mandatory tender to the Trustee.


                                        FIRSTAR BANK, NATIONAL ASSOCIATION,
                                          as Trustee


                                        By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------


                                           By:
                                                 -------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                 -------------------------------



                                   Exhibit C-1

                                   Exhibit D-1
                                    EXHIBIT D

                              FORM OF TENDER NOTICE


To:  Firstar Bank, National Association
     1555 North RiverCenter Drive, #301
     Milwaukee, WI  53212
     Attn:  Corporate Trust Services

Re:  Industrial Development Revenue Bond Trust
     Weekly Variable Rate Demand Senior Certificates of Participation

          The undersigned, as the Beneficial Owner of the Senior Certificate referenced herein, hereby irrevocably elects the option granted the undersigned pursuant to the Trust Indenture (the "Trust Indenture") relating to the above-referenced senior certificates of participation ("Senior Certificates") to tender all or a portion of such Senior Certificates to Firstar Bank, National Association, Milwaukee, Wisconsin, as Tender Agent. In accordance with such option, the undersigned hereby states the following:

Series of Senior Certificates:  Series
                                       --------

Name of Beneficial Owner:
                         -------------------------------------------------------

Taxpayer Identification No.:
                            ----------------------------------------------------

DTC Participant which holds the Senior Certificate:
                                                   -----------------------------

Principal amount(s) of Senior Certificates (or portions
thereof, in integral multiples of $5,000) to be purchased:
                                                          ----------------------

The Purchase Date (which must be a Business Day,
at least seven days after the date of this notice):
                                                   -----------------------------

          In accordance with such tender, the undersigned hereby irrevocably sells, assigns and transfers such Senior Certificate or portion thereof at the purchase price set forth in the Trust Indenture, and does hereby irrevocably constitute and appoint the Trustee as attorney to transfer such Senior Certificate or portion thereof on the books of the Trustee, with full power of substitution in the premises.

Dated:
      ------------------------              ------------------------------------
                                            Signature


                                            ------------------------------------
                                            Signature Guaranteed


Notice: To exercise the option available to the Owner pursuant to the Trust Indenture, the Owner must notify the Trustee of such exercise and provide evidence, satisfactory to the Trustee of the Beneficial Owner's beneficial ownership interest in the Senior Certificate(s).



                                   Exhibit D-1

                              SERIES SUPPLEMENT - A

CERTIFICATE INFORMATION

1.  Series Designation:  Series A

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $400,000

    (b)  Junior Certificate:  $4,901.11

4.  Final Maturity Date:  June 1, 2004

5.  Senior Certificate Sinking Fund Schedule:


  Date       Amount            Date       Amount            Date       Amount
  ----       ------            ----       ------            ----       ------
04/01/00    $ 5,000          09/01/01    $10,000          02/01/03    $  5,000
05/01/00      5,000          10/01/01      5,000          03/01/03      10,000
06/01/00      5,000          11/01/01      5,000          04/01/03       5,000
07/01/00      5,000          12/01/01      5,000          05/01/03       5,000
08/01/00      5,000          01/01/02      5,000          06/01/03       5,000
09/01/00     10,000          02/01/02      5,000          07/01/03       5,000
10/01/00      5,000          03/01/02     10,000          08/01/03       5,000
11/01/00      5,000          04/01/02      5,000          09/01/03      10,000
12/01/00      5,000          05/01/02      5,000          10/01/03       5,000
01/01/01      5,000          06/01/02      5,000          11/01/03       5,000
02/01/01      5,000          07/01/02      5,000          12/01/03       5,000
03/01/01     10,000          08/01/02      5,000          01/01/04       5,000
04/01/01      5,000          09/01/02     10,000          02/01/04       5,000
05/01/01      5,000          10/01/02      5,000          03/01/04      10,000
06/01/01      5,000          11/01/02      5,000          04/01/04       5,000
07/01/01      5,000          12/01/02      5,000          05/01/04       5,000
08/01/01      5,000          01/01/03      5,000          06/01/04     110,000


IDRB INFORMATION

1.  Issuer:                      Village of Grafton, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation



                                   Series A-1

4. Name of IDRB:                 Village of Grafton, Wisconsin, Industrial
                                   Development Revenue Bonds, Series 1996
                                  (Calibre, Inc. Project)

5.  Original Issue Date:         May 3, 1996

6.  Original Principal
      Amount:                    $499,715

7.  Borrower:                    Calibre, Inc., a Wisconsin corporation

8.  Collateral:                  Mortgage and Assignment of Leases and Rents
                                   (2 parcels)

9.  Interest Rate(s):            Variable, 30-day LIBOR plus 1.50% per annum


10. Principal Amount
      Outstanding as
      of March 23, 2000:         $404,901.11

11. Final Maturity Date:         June 1, 2004

12. Amortization of Balance:     51 monthly installments, with a balloon payment
                                   of $107,061.11 at maturity

13. Prepayment Provisions:

         (a) Optional: The Bonds are subject to optional redemption by the Issuer (at the election of the Borrower), in whole or in part (in integral multiples of $5,000, at par, at any time, at the principal amount of such Bonds to be redeemed plus accrued interest thereon to the date of redemption, at the times set forth below, together with premiums equal to the following percentages of the principal amount being redeemed:

                       Period                                  Premium
                       ------                                  -------

    From January 1, 2000 through December 31, 2000              2%
    From January 1, 2001 through December 31, 2001              1%
    January 1, 2002 and thereafter                              None

         It is a condition of any optional redemption pursuant to the above that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower, or the Bondowners by Requisite Consent if the Project shall have been damaged or destroyed; title to or the temporary use of all or substantially all of the Project shall have been taken under the exercise of the power of



                                   Series A-2
eminent domain by any governmental issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower; or it shall subsequently be discovered that the Borrower's title to the Project shall be materially defective, and the Borrower's title to the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at a floating rate equal to the Prime Rate plus 1.0%, adjusted on the first day of each month. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of penalties, additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series A-3

                              SERIES SUPPLEMENT - B

CERTIFICATE INFORMATION

1.  Series Designation:  Series B

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $1,595,000

    (b)  Junior Certificate:  $4,825.17

4.  Final Maturity Date:  May 1, 2011

5.  Senior Certificate Sinking Fund Schedule:


  Date       Amount            Date       Amount             Date      Amount
  ----       ------            ----       ------             ----      ------
05/01/05    $10,000          05/01/07    $20,000          05/01/09    $25,000
06/01/05     20,000          06/01/07     20,000          06/01/09     25,000
07/01/05     15,000          07/01/07     20,000          07/01/09     25,000
08/01/05     20,000          08/01/07     20,000          08/01/09     20,000
09/01/05     15,000          09/01/07     25,000          09/01/09     25,000
10/01/05     20,000          10/01/07     20,000          10/01/09     25,000
11/01/05     20,000          11/01/07     20,000          11/01/09     25,000
12/01/05     15,000          12/01/07     20,000          12/01/09     25,000
01/01/06     20,000          01/01/08     25,000          01/01/10     25,000
02/01/06     20,000          02/01/08     20,000          02/01/10     25,000
03/01/06     20,000          03/01/08     20,000          03/01/10     25,000
04/01/06     15,000          04/01/08     25,000          04/01/10     25,000
05/01/06     20,000          05/01/08     20,000          05/01/10     25,000
06/01/06     20,000          06/01/08     25,000          06/01/10     25,000
07/01/06     20,000          07/01/08     20,000          07/01/10     25,000
08/01/06     20,000          08/01/08     20,000          08/01/10     25,000
09/01/06     15,000          09/01/08     25,000          09/01/10     25,000
10/01/06     20,000          10/01/08     20,000          10/01/10     25,000
11/01/06     20,000          11/01/08     25,000          11/01/10     25,000
12/01/06     20,000          12/01/08     20,000          12/01/10     25,000
01/01/07     20,000          01/01/09     25,000          01/01/11     25,000
02/01/07     20,000          02/01/09     25,000          02/01/11     25,000
03/01/07     20,000          03/01/09     20,000          03/01/11     25,000
04/01/07     25,000          04/01/09     25,000          04/01/11     25,000
                                                          05/01/11     25,000



                                   Series B-1

IDRB INFORMATION

1.  Issuer:                      City of Mequon, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation

4.  Name of IDRB:                City of Mequon, Wisconsin, Industrial
                                   Development Revenue Bonds, Series 1996
                                   (SPI Lighting, Inc. Project)

5.  Original Issue Date:         May 17, 1996

6.  Original Principal Amount:   $1,600,000

7.  Borrower:                    SPI Lighting, Inc., a Wisconsin corporation

8.  Collateral:                  Mortgage, Security Agreement and Assignment of
                                   Leases and Rents; Unlimited Guarantee of
                                   Realized Losses

9.  Interest Rate(s):            Variable, 30-day LIBOR plus 1.75% per annum

10. Principal Amount
    Outstanding as of
    March 23, 2000:              $1,599,825.17

11. Final Maturity Date:         May 1, 2011

12. Amortization of Balance:     73 monthly installments commencing May 1, 2005

13. Prepayment Provisions:

         (a) Optional: The Bonds are subject to optional redemption by the Issuer (at the election of the Borrower), in whole or in part (in integral multiples of $5,000, at par, at any time after May 1, 1997, at the principal amount of such Bonds to be redeemed plus accrued interest thereon to the date of redemption.

         It is a condition of any optional redemption pursuant to the above that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.

         Any prepayments of principal shall be applied in inverse order of the amortization schedules and pro rata with respect to the Bonds. The Bonds are subject to redemption prior to maturity upon receipt by the Trustee of the written request from the Borrower stating that it intends to prepay the loan upon notice, provided by the Trustee not less than 30 days prior to the



                                   Series B-2
redemption date, and thereby effect redemption of the Bonds being redeemed, at the redemption prices set forth above, plus accrued interest to the redemption date.

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower, or the Bondowners by Requisite Consent if the Project shall have been damaged or destroyed; title to or the temporary use of all or substantially all of the Project shall have been taken under the exercise of the power of eminent domain by any governmental issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower; or it shall subsequently be discovered that the Borrower's title to the Project shall be materially defective, and the Borrower's title to the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at a floating rate equal to the Prime Rate plus 1.0%, adjusted on the first day of each month. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of penalties, additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series B-3

                              SERIES SUPPLEMENT - C

CERTIFICATE INFORMATION

1.  Series Designation:  Series C

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $470,000

    (b)  Junior Certificate:  $1,801.80

4.  Final Maturity Date:  January 1, 2004

5.  Senior Certificate Sinking Fund Schedule:


   Date      Amount             Date      Amount             Date      Amount
   ----      ------             ----      ------             ----      ------
04/01/00    $ 5,000          08/01/01    $10,000          12/01/02    $10,000
05/01/00     10,000          09/01/01     10,000          01/01/03      5,000
06/01/00     10,000          10/01/01      5,000          02/01/03     10,000
07/01/00      5,000          11/01/01     10,000          03/01/03     10,000
08/01/00     10,000          12/01/01     10,000          04/01/03     10,000
09/01/00     10,000          01/01/02     10,000          05/01/03     10,000
10/01/00      5,000          02/01/02     10,000          06/01/03      5,000
11/01/00     10,000          03/01/02      5,000          07/01/03     10,000
12/01/00     10,000          04/01/02     10,000          08/01/03     10,000
01/01/01      5,000          05/01/02     10,000          09/01/03     10,000
02/01/01     10,000          06/01/02     10,000          10/01/03     10,000
03/01/01     10,000          07/01/02     10,000          11/01/03      5,000
04/01/01     10,000          08/01/02      5,000          12/01/03     10,000
05/01/01      5,000          09/01/02     10,000          01/01/04     75,000
06/01/01     10,000          10/01/02     10,000
07/01/01     10,000          11/01/02     10,000



IDRB INFORMATION

1.  Issuer:                      City of Waukesha, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation

4.  Name of IDRB:                City of Waukesha, Wisconsin, Industrial
                                   Development Revenue Bonds, Series 1996
                                   (Hydro-Thermal Corporation Project)



                                   Series C-1

5.  Original Issue Date:         November 27, 1996

6.  Original Principal
      Amount:                    $792,431

7.  Borrower:                    Hydro-Thermal Corporation, a Wisconsin
                                   corporation

8.  Collateral:                  Security Agreement

9.  Interest Rate:               Prime Rate minus 1/2%, adjusted monthly as
                                   Prime Rate changes

10. Principal Amount
      Outstanding as of
      March 23, 2000:            $471,801.80

11. Final Maturity Date:         January 1, 2004

12. Amortization of Balance:     46 monthly installments, with a balloon paymen
                                   of $64,051.80 at maturity

13. Prepayment Provisions:

         (a) Optional: On and after January 1, 1997, the Bonds are subject to redemption by the Issuer (at the election of the Borrower) prior to stated maturity, in whole or in part, in integral multiples of $1,000, at any time. The redemption price for any such redemption shall be the amount determined from the table below (expressed as a percentage of the principal amount of the Bonds or portions thereof so redeemed), plus accrued interest to the redemption date:

         For any Payment Date on or after January 1, 1997 for the Bonds as follows:

              Redemption Period                           Redemption
              (Dates Inclusive)                             Prices
              -----------------                           ----------

    January 1, 1997 through December 31, 2000                103%
    January 1, 2001 and thereafter                           101%

         On and after January 1, 2000, the redemption price set forth above shall apply only in the event that the Bonds are prepaid through a refinancing. In the event that the Borrower elects to prepay the Bonds in full after January 1, 2000, there shall be no prepayment penalty or redemption premium.

         It is a condition of any optional redemption pursuant to Section 2.05 that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.



                                   Series C-2

         Any prepayments of principal shall be applied in inverse order of the amortization schedules and pro rata with respect to the Bonds. The Bonds are subject to redemption prior to maturity upon receipt by the Trustee of the written request from the Borrower stating that it intends to prepay the loan upon notice, provided by the Trustee not less than 30 days prior to the redemption date, and thereby effect redemption of the Bonds being redeemed, at the redemption prices set forth above, plus accrued interest to the redemption date.

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower if the Project shall have been damaged or destroyed; title to or the temporary use of all or substantially all of the Project shall have been taken under the exercise of the power of eminent domain by any governmental issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower; or it shall subsequently be discovered that the Borrower's title to the Project shall be materially defective, and the Borrower's title to the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at the Prime Rate. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of penalties, additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series C-3

                              SERIES SUPPLEMENT - D


CERTIFICATE INFORMATION

1.  Series Designation:  Series D

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $955,000

    (b)  Junior Certificate:  $310.21

4.  Final Maturity Date:  July 1, 2014

5.  Senior Certificate Sinking Fund Schedule:


   Date      Amount             Date      Amount             Date      Amount
   ----      ------             ----      ------             ----      ------
04/01/00    $     0          07/01/02     $5,000          10/01/04     $5,000
05/01/00      5,000          08/01/02      5,000          11/01/04          0
06/01/00          0          09/01/02      5,000          12/01/04      5,000
07/01/00      5,000          10/01/02          0          01/01/05      5,000
08/01/00      5,000          11/01/02      5,000          02/01/05      5,000
09/01/00          0          12/01/02      5,000          03/01/05      5,000
10/01/00      5,000          01/01/03      5,000          04/01/05      5,000
11/01/00          0          02/01/03          0          05/01/05      5,000
12/01/00      5,000          03/01/03      5,000          06/01/05      5,000
01/01/01      5,000          04/01/03      5,000          07/01/05      5,000
02/01/01          0          05/01/03      5,000          08/01/05      5,000
03/01/01      5,000          06/01/03          0          09/01/05      5,000
04/01/01      5,000          07/01/03      5,000          10/01/05      5,000
05/01/01          0          08/01/03      5,000          11/01/05          0
06/01/01      5,000          09/01/03      5,000          12/01/05      5,000
07/01/01      5,000          10/01/03      5,000          01/01/06      5,000
08/01/01          0          11/01/03          0          02/01/06      5,000
09/01/01      5,000          12/01/03      5,000          03/01/06      5,000
10/01/01      5,000          01/01/04      5,000          04/01/06      5,000
11/01/01          0          02/01/04      5,000          05/01/06      5,000
12/01/01      5,000          03/01/04      5,000          06/01/06      5,000
01/01/02      5,000          04/01/04      5,000          07/01/06      5,000
02/01/02      5,000          05/01/04          0          08/01/06      5,000
03/01/02          0          06/01/04      5,000          09/01/06      5,000
04/01/02      5,000          07/01/04      5,000          10/01/06      5,000
05/01/02      5,000          08/01/04      5,000          11/01/06      5,000
06/01/02          0          09/01/04      5,000          12/01/06      5,000



                                   Series D-1

   Date      Amount             Date      Amount             Date      Amount
   ----      ------             ----      ------             ----      ------
01/01/07    $ 5,000          07/01/09    $10,000          01/01/12    $10,000
02/01/07      5,000          08/01/09      5,000          02/01/12      5,000
03/01/07      5,000          09/01/09      5,000          03/01/12     10,000
04/01/07      5,000          10/01/09      5,000          04/01/12     10,000
05/01/07      5,000          11/01/09     10,000          05/01/12      5,000
06/01/07     10,000          12/01/09      5,000          06/01/12     10,000
07/01/07      5,000          01/01/10      5,000          07/01/12      5,000
08/01/07      5,000          02/01/10      5,000          08/01/12     10,000
09/01/07      5,000          03/01/10     10,000          09/01/12      5,000
10/01/07      5,000          04/01/10      5,000          10/01/12     10,000
11/01/07      5,000          05/01/10      5,000          11/01/12      5,000
12/01/07      5,000          06/01/10     10,000          12/01/12     10,000
01/01/08      5,000          07/01/10      5,000          01/01/13     10,000
02/01/08      5,000          08/01/10      5,000          02/01/13      5,000
03/01/08      5,000          09/01/10     10,000          03/01/13     10,000
04/01/08     10,000          10/01/10      5,000          04/01/13     10,000
05/01/08      5,000          11/01/10     10,000          05/01/13     10,000
06/01/08      5,000          12/01/10      5,000          06/01/13      5,000
07/01/08      5,000          01/01/11      5,000          07/01/13     10,000
08/01/08      5,000          02/01/11     10,000          08/01/13     10,000
09/01/08      5,000          03/01/11      5,000          09/01/13      5,000
10/01/08      5,000          04/01/11     10,000          10/01/13     10,000
11/01/08     10,000          05/01/11      5,000          11/01/13     10,000
12/01/08      5,000          06/01/11     10,000          12/01/13      5,000
01/01/09      5,000          07/01/11      5,000          01/01/14     10,000
02/01/09      5,000          08/01/11      5,000          02/01/14     10,000
03/01/09     10,000          09/01/11     10,000          03/01/14     10,000
04/01/09      5,000          10/01/11      5,000          04/01/14     10,000
05/01/09      5,000          11/01/11     10,000          05/01/14     10,000
06/01/09      5,000          12/01/11      5,000          06/01/14      5,000
                                                          07/01/14     10,000


IDRB INFORMATION

1.  Issuer:                      Village of Menomonee Falls, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation

4.  Name of IDRB:                Village of Menomonee Falls, Wisconsin,
                                   Industrial Development Revenue Bonds, Series
                                   1996 (Becker Machine Co., Inc. Project)

5.  Original Issue Date:         November 26, 1996



                                   Series D-2

6.  Original Principal
      Amount:                    $1,150,000

7.  Borrower:                    Becker Machine Co., Inc., a Wisconsin
                                   corporation

8.  Collateral:                  Mortgage and Assignment of Leases and Rents

9.  Interest Rate(s):            Variable, Prime Rate minus 1/2%, adjusted
                                   monthly as Prime Rate changes

10. Principal Amount
      Outstanding as
      of March 23, 2000:         $955,310.21

11. Final Maturity Date:         January 1, 2015

12. Amortization of Balance:     172 monthly installments

13. Prepayment Provisions:

         (a) Optional: The Bonds are subject to redemption by the Issuer (at the election of the Borrower) prior to stated maturity, in whole or in part, in integral multiples of $1,000, at any time, at the principal amount of such Bonds to be redeemed plus accrued interest thereon to the date of redemption, at the times set forth below, together with premiums equal to the following percentages of the principal amount being redeemed:

            Redemption Period                             Redemption
            (Dates Inclusive)                               Prices
            -----------------                             ----------

    January 1, 1997 through December 31, 2002                103%
    January 1, 2003 and thereafter                           101%

         On and after January 1, 2003, the redemption price set forth above shall apply only in the event that the Bonds are prepaid through a refinancing. In the event that the Borrower elects to prepay the Bonds in full after January 1, 2003, there shall be no prepayment penalty or redemption premium.

         It is a condition of any optional redemption pursuant to Section 2.05 that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.

         Any prepayments of principal shall be applied in inverse order of the amortization schedules and pro rata with respect to the Bonds. The Bonds are subject to redemption prior to maturity upon receipt by the Trustee of the written request from the Borrower stating that it intends to prepay the loan upon notice, provided by the Trustee not less than 30 days prior to the



                                   Series D-3
redemption date, and thereby effect redemption of the Bonds being redeemed, at the redemption prices set forth above, plus accrued interest to the redemption date.

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower if the Project shall have been damaged or destroyed; title to or the temporary use of all or substantially all of if the Project shall have been taken under the exercise of the power of eminent domain by any Governmental Authority or the Issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower including without limitation federal, state or other ad valorem, property, income or other taxes not being imposed on the date hereof; or it shall subsequently be discovered that the Borrower's title to if the Project shall be materially defective, and the Borrower's title to if the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at the Prime Rate. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of penalties, additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series D-4

                                   Series E-1
                              SERIES SUPPLEMENT - E


CERTIFICATE INFORMATION

1.  Series Designation:  Series E

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $1,850,000

    (b)  Junior Certificate:  $3,750

4.  Final Maturity Date:  December 1, 2012

5.  Senior Certificate Sinking Fund Schedule:


   Date       Amount            Date       Amount            Date       Amount
   ----       ------            ----       ------            ----       ------
04/01/00    $  5,000         07/01/02    $ 10,000         10/01/04    $ 10,000
05/01/00      10,000         08/01/02       5,000         11/01/04      10,000
06/01/00       5,000         09/01/02      10,000         12/01/04       5,000
07/01/00      10,000         10/01/02      10,000         01/01/05      15,000
08/01/00       5,000         11/01/02       5,000         02/01/05      10,000
09/01/00      10,000         12/01/02      10,000         03/01/05      10,000
10/01/00       5,000         01/01/03      10,000         04/01/05      10,000
11/01/00      10,000         02/01/03      10,000         05/01/05      10,000
12/01/00       5,000         03/01/03       5,000         06/01/05      10,000
01/01/01      10,000         04/01/03      10,000         07/01/05      10,000
02/01/01      10,000         05/01/03      10,000         08/01/05      10,000
03/01/01       5,000         06/01/03      10,000         09/01/05      10,000
04/01/01      10,000         07/01/03      10,000         10/01/05      10,000
05/01/01       5,000         08/01/03       5,000         11/01/05      10,000
06/01/01      10,000         09/01/03      10,000         12/01/05      10,000
07/01/01      10,000         10/01/03      10,000         01/01/06      10,000
08/01/01       5,000         11/01/03      10,000         02/01/06      10,000
09/01/01      10,000         12/01/03      10,000         03/01/06      15,000
10/01/01       5,000         01/01/04      10,000         04/01/06      10,000
11/01/01      10,000         02/01/04       5,000         05/01/06      10,000
12/01/01      10,000         03/01/04      10,000         06/01/06      10,000
01/01/02       5,000         04/01/04      10,000         07/01/06      10,000
02/01/02      10,000         05/01/04      10,000         08/01/06      10,000
03/01/02      10,000         06/01/04      10,000         09/01/06      10,000
04/01/02       5,000         07/01/04      10,000         10/01/06      15,000
05/01/02      10,000         08/01/04      10,000         11/01/06      10,000
06/01/02      10,000         09/01/04      10,000         12/01/06      10,000



                                   Series E-1

   Date       Amount            Date       Amount            Date       Amount
   ----       ------            ----       ------            ----       ------
01/01/07    $ 10,000         01/01/09    $ 10,000         01/01/11    $ 15,000
02/01/07      10,000         02/01/09      15,000         02/01/11      15,000
03/01/07      15,000         03/01/09      15,000         03/01/11      15,000
04/01/07      10,000         04/01/09      10,000         04/01/11      15,000
05/01/07      10,000         05/01/09      15,000         05/01/11      15,000
06/01/07      15,000         06/01/09      10,000         06/01/11      15,000
07/01/07      10,000         07/01/09      15,000         07/01/11      15,000
08/01/07      10,000         08/01/09      15,000         08/01/11      15,000
09/01/07      15,000         09/01/09      10,000         09/01/11      15,000
10/01/07      10,000         10/01/09      15,000         10/01/11      15,000
11/01/07      10,000         11/01/09      10,000         11/01/11      15,000
12/01/07      10,000         12/01/09      15,000         12/01/11      15,000
01/01/08      15,000         01/01/10      15,000         01/01/12      15,000
02/01/08      10,000         02/01/10      15,000         02/01/12      15,000
03/01/08      15,000         03/01/10      10,000         03/01/12      15,000
04/01/08      10,000         04/01/10      15,000         04/01/12      15,000
05/01/08      15,000         05/01/10      15,000         05/01/12      20,000
06/01/08      10,000         06/01/10      15,000         06/01/12      15,000
07/01/08      15,000         07/01/10      15,000         07/01/12      15,000
08/01/08      10,000         08/01/10      10,000         08/01/12      15,000
09/01/08      15,000         09/01/10      15,000         09/01/12      15,000
10/01/08      10,000         10/01/10      15,000         10/01/12      20,000
11/01/08      10,000         11/01/10      15,000         11/01/12      15,000
12/01/08      15,000         12/01/10      15,000         12/01/12     145,000


IDRB INFORMATION

1.  Issuer:                      Village of Johnson Creek, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation

4.  Name of IDRB:                Village of Johnson Creek, Wisconsin, Industrial
                                   Development Revenue Bonds, Series
                                   1995 (Saelens Corporation Project)

5.  Original Issue Date:         November 21, 1995

6.  Original Principal
      Amount:                    $2,120,000

7.  Borrower:                    Saelens Corporation, a Wisconsin corporation

8.  Collateral:                  Mortgage and Assignment of Leases and Rents;
                                   Unlimited Personal Guaranty



                                   Series E-2

9.  Interest Rate(s):            Variable, 30-day LIBOR plus 1.375% per annum

10. Principal Amount
      Outstanding as
      of March 23, 2000:         $1,853,750

11. Final Maturity Date:         December 1, 2012

12. Amortization of Balance:     155 monthly installments, with a balloon
                                   payment of $131,000 at maturity

13. Prepayment Provisions:

         (a) Optional: The Bonds are subject to optional redemption by the Issuer (at the election of the Borrower), in whole or in part (in integral multiples of $5,000, at par, at any time at the principal amount of such Bonds to be redeemed, plus accrued interest thereon to the date of redemption, together with premiums equal to the following percentages of the principal amount being redeemed:

                      Period                              Premium

    From December 1, 1999 through November 30, 2000        3.0%
    From December 1, 2000 through November 30, 2001        2.5%
    From December 1, 2001 through November 30, 2002        2.0%
    From December 1, 2002 through November 30, 2003        1.5%
    From December 1, 2003 through November 30, 2004        1.0%
    From December 1, 2005 through November 30, 2005        0.5%
    From December 1, 2006 and thereafter                   None

         It is a condition of any optional redemption pursuant to the above that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.

         Any prepayments of principal shall be applied in inverse order of the amortization schedules and pro rata with respect to the Bonds. The Bonds are subject to redemption prior to maturity upon receipt by the Trustee of the written request from the Borrower stating that it intends to prepay the loan upon notice, provided by the Trustee not less than 30 days prior to the redemption date, and thereby effect redemption of the Bonds being redeemed, at the redemption prices set forth above, plus accrued interest to the redemption date.

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower, or the Bondowners by Requisite Consent if the Project shall have been damaged or destroyed; title to or the temporary use of all or substantially all of if the Project shall have been taken under the exercise of the power of eminent domain by any governmental issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any



                                   Series E-3
substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower; or it shall subsequently be discovered that the Borrower's title to if the Project shall be materially defective, and the Borrower's title to if the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at a floating rate equal to the Prime Rate plus .50%, adjusted on the first day of each month, plus 2.0% per annum. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of penalties, additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series E-4

                              SERIES SUPPLEMENT - F

CERTIFICATE INFORMATION

1.  Series Designation:  Series F

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $1,930,000

    (b)  Junior Certificate:  $2,846.23

4.  Final Maturity Date:  January 1, 2015

5.  Senior Certificate Sinking Fund Schedule:


   Date       Amount            Date       Amount            Date       Amount
   ----       ------            ----       ------            ----       ------
04/01/00    $  5,000         07/01/02    $  5,000         10/01/04    $ 10,000
05/01/00      10,000         08/01/02       5,000         11/01/04       5,000
06/01/00       5,000         09/01/02       5,000         12/01/04       5,000
07/01/00      10,000         10/01/02       5,000         01/01/05      10,000
08/01/00       5,000         11/01/02       5,000         02/01/05       5,000
09/01/00      10,000         12/01/02       5,000         03/01/05       5,000
10/01/00       5,000         01/01/03       5,000         04/01/05      10,000
11/01/00      10,000         02/01/03      10,000         05/01/05       5,000
12/01/00       5,000         03/01/03       5,000         06/01/05      10,000
01/01/01      10,000         04/01/03       5,000         07/01/05       5,000
02/01/01       5,000         05/01/03       5,000         08/01/05       5,000
03/01/01       5,000         06/01/03       5,000         09/01/05      10,000
04/01/01       5,000         07/01/03      10,000         10/01/05       5,000
05/01/01       5,000         08/01/03       5,000         11/01/05      10,000
06/01/01       5,000         09/01/03       5,000         12/01/05       5,000
07/01/01       5,000         10/01/03       5,000         01/01/06      10,000
08/01/01       5,000         11/01/03       5,000         02/01/06       5,000
09/01/01       5,000         12/01/03      10,000         03/01/06      10,000
10/01/01       5,000         01/01/04       5,000         04/01/06       5,000
11/01/01       5,000         02/01/04       5,000         05/01/06      10,000
12/01/01       5,000         03/01/04      10,000         06/01/06       5,000
01/01/02       5,000         04/01/04       5,000         07/01/06      10,000
02/01/02       5,000         05/01/04       5,000         08/01/06       5,000
03/01/02       5,000         06/01/04       5,000         09/01/06      10,000
04/01/02       5,000         07/01/04      10,000         10/01/06       5,000
05/01/02      10,000         08/01/04       5,000         11/01/06      10,000
06/01/02       5,000         09/01/04       5,000         12/01/06       5,000



                                   Series F-1

   Date       Amount            Date       Amount            Date       Amount
   ----       ------            ----       ------            ----       ------
01/01/07    $ 10,000         10/01/09    $ 10,000         07/01/12    $ 15,000
02/01/07       5,000         11/01/09       5,000         08/01/12      10,000
03/01/07      10,000         12/01/09      10,000         09/01/12      10,000
04/01/07       5,000         01/01/10      10,000         10/01/12      10,000
05/01/07      10,000         02/01/10      10,000         11/01/12      10,000
06/01/07      10,000         03/01/10      10,000         12/01/12      15,000
07/01/07       5,000         04/01/10      10,000         01/01/13      10,000
08/01/07      10,000         05/01/10      10,000         02/01/13      10,000
09/01/07       5,000         06/01/10      10,000         03/01/13      15,000
10/01/07      10,000         07/01/10      10,000         04/01/13      10,000
11/01/07      10,000         08/01/10      10,000         05/01/13      10,000
12/01/07       5,000         09/01/10      10,000         06/01/13      10,000
01/01/08      10,000         10/01/10      10,000         07/01/13      15,000
02/01/08      10,000         11/01/10      10,000         08/01/13      10,000
03/01/08       5,000         12/01/10      10,000         09/01/13      10,000
04/01/08      10,000         01/01/11      10,000         10/01/13      15,000
05/01/08      10,000         02/01/11      10,000         11/01/13      10,000
06/01/08       5,000         03/01/11      10,000         12/01/13      10,000
07/01/08      10,000         04/01/11      10,000         01/01/14      15,000
08/01/08      10,000         05/01/11      10,000         02/01/14      10,000
09/01/08      10,000         06/01/11      10,000         03/01/14      15,000
10/01/08       5,000         07/01/11      10,000         04/01/14      10,000
11/01/08      10,000         08/01/11      10,000         05/01/14      15,000
12/01/08      10,000         09/01/11      10,000         06/01/14      10,000
01/01/09       5,000         10/01/11      10,000         07/01/14      15,000
02/01/09      10,000         11/01/11      10,000         08/01/14      10,000
03/01/09      10,000         12/01/11      10,000         09/01/14      15,000
04/01/09      10,000         01/01/12      10,000         10/01/14      10,000
05/01/09      10,000         02/01/12      15,000         11/01/14      15,000
06/01/09       5,000         03/01/12      10,000         12/01/14      10,000
07/01/09      10,000         04/01/12      10,000         01/01/15     445,000
08/01/09      10,000         05/01/12      10,000
09/01/09      10,000         06/01/12      10,000


IDRB INFORMATION

1.  Issuer:                      Village of Grafton, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation

4.  Name of IDRB:                Village of Grafton, Wisconsin, Industrial
                                   Development Revenue Bonds, Series 1995
                                   (Calibre, Inc. Project)



                                   Series F-2

5.  Original Issue Date:         November 17, 1995

6.  Original Principal
      Amount:                    $2,300,000

7.  Borrower:                    Calibre, Inc., a Wisconsin corporation

8.  Collateral:                  Mortgage, Security Agreement and Assignment of
                                   Leases and Rents (2 properties)

9.  Interest Rate(s):            Variable, 30-day LIBOR plus 1.375% per annum

10. Principal Amount
      Outstanding as
      of March 23, 2000:         $1,932,846.23

11. Final Maturity Date:         January 1, 2015

12. Amortization of Balance:     178 monthly installments, with a balloon
                                   payment of $431,096.23 at maturity

13. Prepayment Provisions:

         (a) Optional: The Bonds are subject to optional redemption by the Issuer (at the election of the Borrower), in whole or in part (in integral multiples of $5,000, at par, at any time, at the principal amount of such Bonds to be redeemed plus accrued interest thereon to the date of redemption, at the times set forth below, together with premiums equal to the following percentages of the principal amount being redeemed:

                      Period                              Premium

    From January 1, 2000 through December 31, 2002         3%
    From January 1, 2003 through December 31, 2005         2%
    From January 1, 2006 through December 31, 2008         1%
    January 1, 2008 and thereafter                         None

         It is a condition of any optional redemption pursuant to the above that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.

         Any prepayments of principal shall be applied in inverse order of the amortization schedules and pro rata with respect to the Bonds. The Bonds are subject to redemption prior to maturity upon receipt by the Trustee of the written request from the Borrower stating that it intends to prepay the loan upon notice, provided by the Trustee not less than 30 days prior to the redemption date, and thereby effect redemption of the Bonds being redeemed, at the redemption prices set forth above, plus accrued interest to the redemption date.



                                   Series F-3

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower, or the Bondowners by Requisite Consent if the Project shall have been damaged or destroyed to such extent that, in the opinion of the Borrower expressed in a Borrower's Certificate; title to or the temporary use of all or substantially all of if the Project shall have been taken under the exercise of the power of eminent domain by any governmental issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower; or it shall subsequently be discovered that the Borrower's title to if the Project shall be materially defective, and the Borrower's title to if the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at a floating rate equal to the Prime Rate plus 1.0%, adjusted on the first day of each month. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of penalties, additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series F-4

                              SERIES SUPPLEMENT - G


CERTIFICATE INFORMATION

1.  Series Designation:  Series G

2.  Closing Date:  March 23, 2000

3.  Original Principal Amounts:

    (a)  Senior Certificates:  $1,565,000

    (b)  Junior Certificate:  $2,985

4.  Final Maturity Date:  December 1, 2006

5.  Senior Certificate Sinking Fund Schedule:


   Date       Amount            Date       Amount            Date       Amount
   ----       ------            ----       ------            ----       ------
04/01/00    $ 10,000         07/01/02    $ 15,000         10/01/04    $ 15,000
05/01/00      10,000         08/01/02      10,000         11/01/04      15,000
06/01/00      10,000         09/01/02      15,000         12/01/04      15,000
07/01/00      15,000         10/01/02      15,000         01/01/05      15,000
08/01/00      10,000         11/01/02      15,000         02/01/05      20,000
09/01/00      10,000         12/01/02      10,000         03/01/05      15,000
10/01/00      15,000         01/01/03      15,000         04/01/05      15,000
11/01/00      10,000         02/01/03      15,000         05/01/05      20,000
12/01/00      10,000         03/01/03      15,000         06/01/05      15,000
01/01/01      15,000         04/01/03      15,000         07/01/05      15,000
02/01/01      10,000         05/01/03      15,000         08/01/05      20,000
03/01/01      15,000         06/01/03      15,000         09/01/05      15,000
04/01/01      10,000         07/01/03      10,000         10/01/05      15,000
05/01/01      15,000         08/01/03      15,000         11/01/05      20,000
06/01/01      10,000         09/01/03      15,000         12/01/05      15,000
07/01/01      15,000         10/01/03      15,000         01/01/06      20,000
08/01/01      10,000         11/01/03      15,000         02/01/06      15,000
09/01/01      15,000         12/01/03      15,000         03/01/06      20,000
10/01/01      10,000         01/01/04      15,000         04/01/06      20,000
11/01/01      10,000         02/01/04      15,000         05/01/06      15,000
12/01/01      15,000         03/01/04      15,000         06/01/06      20,000
01/01/02      15,000         04/01/04      15,000         07/01/06      20,000
02/01/02      10,000         05/01/04      15,000         08/01/06      20,000
03/01/02      15,000         06/01/04      15,000         09/01/06      15,000
04/01/02      15,000         07/01/04      20,000         10/01/06      20,000
05/01/02      10,000         08/01/04      15,000         11/01/06      20,000
06/01/02      15,000         09/01/04      15,000         12/01/06     390,000



                                   Series G-1

IDRB INFORMATION

1.  Issuer:                      City of New Berlin, Wisconsin

2.  Trustee:                     Firstar Bank, National Association

3.  Paying Agent:                Bando McGlocklin Small Business Lending
                                   Corporation

4.  Name of IDRB:                City of New Berlin, Wisconsin, Industrial
                                   Development Revenue Bonds, Series 1996
                                   (Toolrite Manufacturing Co., Inc. Project)

5.  Original Issue Date:         July 25, 1996

6.  Original Principal
      Amount:                    $1,850,000

7.  Borrower:                    Toolrite Manufacturing Co., Inc., a Wisconsin
                                   corporation

8.  Collateral:                  Mortgage and Assignment of Leases and Rents;
                                   General Business Security Agreement

9.  Interest Rate(s):            Variable, Prime Rate, adjusted monthly as Prime
                                   Rate changes

10. Principal Amount
      Outstanding as
      of March 23, 2000:         $1,567,985

11. Final Maturity Date:         January 1, 2007

12. Amortization of Balance:     81 monthly installments, with a balloon payment
                                   of $373,940 on December 1, 2006

13. Prepayment Provisions:

         (a) Optional: Except as provided in Section 2.06 and 2.07 of the Bond Agreement and as set forth below, the Bonds are not subject to redemption until on or after January 1, 2000. On and after January 1, 2000, the Bonds are subject to redemption by the Issuer (at the election of the Borrower) prior to stated maturity, in whole or in part, on any Payment Date. The redemption price for any such redemption shall be the amount determined from the table below (expressed as a percentage of the principal amount of the Bonds or portions thereof so redeemed), plus accrued interest to the redemption date:



                                   Series G-2

              Redemption Period                           Redemption
              (Dates Inclusive)                             Prices

    January 1, 2000 through December 31, 2000                105%
    January 1, 2001 through December 31, 2001                104%
    January 1, 2002 through December 31, 2002                103%
    January 1, 2003 through December 31, 2003                102%
    January 1, 2004 through December 31, 2004                101%
    January 1, 2005 and thereafter                           100%

         It is a condition of any optional redemption pursuant to Section 2.05 that the Borrower shall have deposited the redemption price in Eligible Funds into the Bond Fund.

         Any prepayments of principal shall be applied in inverse order of the amortization schedules and pro rata with respect to the Bonds. The Bonds are subject to redemption prior to maturity upon receipt by the Trustee of the written request from the Borrower stating that it intends to prepay the loan upon notice, provided by the Trustee not less than 30 days prior to the redemption date, and thereby effect redemption of the Bonds being redeemed, at the redemption prices set forth above, plus accrued interest to the redemption date.

         (b) Certain Extraordinary Events: The Bonds are subject to redemption, at par plus accrued interest to the Redemption Date at the option of the Borrower if the Project shall have been damaged or destroyed to such extent that, in the opinion of the Borrower expressed in a Borrower's Certificate; title to or the temporary use of all or substantially all of if the Project shall have been taken under the exercise of the power of eminent domain by any governmental issuer; any court or administrative body of competent jurisdiction shall enter a judgment, order or decree requiring the Borrower to cease all or any substantial part of its operations at the Project; as a result of any changes in the Constitution of Wisconsin or the Constitution of the United States of America or of legislative or administrative action (whether state or federal) or by final decree, judgment or order of any court or administrative body (whether state or federal), the Bond Agreement shall have become void or unenforceable or impossible of performance in accordance with the intent and purposes of the parties as expressed herein, or unreasonable burdens or excessive liabilities shall have been imposed on the Issuer or the Borrower; or it shall subsequently be discovered that the Borrower's title to if the Project shall be materially defective, and the Borrower's title to if the Project shall be lost by reason of such defect.

14. Determination of Taxability: The Bonds shall bear interest on the first Payment Date after the occurrence of a Determination of Taxability, computed at the rate set forth in this Section (the "Taxable Rate") (on a 360-day year, actual days elapsed basis) on the outstanding principal amount of the Bonds (as reduced from time to time) from the date of the Event of Taxability, less any interest already paid, from the date of the Event of Taxability to such Payment Date. Thereafter, the Bonds shall bear Taxable Interest.

         Taxable Interest payable on the Bonds for purposes of this Section shall be at the Prime Rate. The Borrower shall also pay to the Bondowners (and any former Bondowners holding Bonds during any period subsequent to an Event of Taxability) as additional interest, the amount of



                                   Series G-3


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penalties,  additions to tax (exclusive of any taxes imposed under Section 11 or any successor provision of the Code) or interest assessed against the Bondowners (and former Bondowners) on account of a Determination of Taxability.



                                   Series G-4